Exhibit 4.6.2


                       Terms and conditions of the notes

    The following are the Terms and Conditions (the "Conditions", and any reference to a "Condition" shall be construed accordingly) of the Notes in the form (subject to amendment) which will be incorporated by reference into each Global Note Certificate and each Individual Note Certificate, in the latter case only if permitted by the relevant stock exchange or other relevant authority (if any) and agreed by the Issuer and the relevant Dealer(s) at the time of issue but, if not so permitted and agreed, such Individual Note Certificate will have endorsed thereon or attached thereto such Conditions

    The applicable Note Supplement in relation to any Series and Class of Notes may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with the Conditions, replace or modify the Conditions for the purpose of such Notes. The applicable Note Supplement (or the relevant provisions thereof) will be endorsed upon, or attached to, each Global Note Certificate and Individual Note Certificate.

    A glossary of definitions appears in Condition 18 of these Conditions.

    The Notes are constituted by the Issuer Trust Deed. The security for the Notes is created pursuant to, and on the terms set out in, the Issuer Deed of Charge. By the Issuer Paying Agent and Agent Bank Agreement, provision is made for, inter alia, the payment of principal and interest in respect of the Notes.

    Notes issued under the Issuer Trust Deed are issued in series (each a "Series") and each Series comprises one or more classes of Notes. Each Series of Notes is subject to a Note Supplement which supplements these Conditions and may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with the Conditions, replace or modify the Conditions applicable to such Series of Notes.

    The statements in these Conditions include summaries of, and are subject to, the detailed provisions of the Issuer Trust Deed, the Issuer Deed of Charge and the Issuer Paying Agent and Agent Bank Agreement.

    Copies of the Issuer Trust Deed, the Issuer Deed of Charge, the Issuer Paying Agent and Agent Bank Agreement and each of the other Transaction Documents are available for inspection during normal business hours at the registered office of the issuer, being at the date hereof, Fifth Floor, 100 Wood Street, London EC2V 7EX and the specified office for the time being of
(i) the Principal Paying Agent, being at the date hereof 5 Carmelite Street, London EC4Y 0PA and (ii) the US Paying Agent, being at the date hereof 14th Floor Zone 3, 111 Wall Street, New York, New York 10043. Copies of the Note Supplements of each Series of Notes are obtainable during normal business hours at the registered office of the Issuer and the specified office for the time being of (i) the Principal Paying Agent and (ii) the US Paying Agent and any Noteholder must produce evidence satisfactory to the relevant Paying Agent as to its holding of Notes and identity.

    The Noteholders of any Series and Class of Notes are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of, and definitions contained or incorporated in, the Issuer Trust Deed, the Issuer Deed of Charge, the Issuer Paying Agent and Agent Bank Agreement, each of the other Transaction Documents and the Note Supplement which are applicable to them and to have notice of each other Note Supplement relating to each other Series and Class of Notes.

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1.  Form, Denomination, Register, Title and Transfers

Form and Denomination

    The US Notes will initially be offered and sold pursuant to a registration statement filed with the United States Securities and Exchange Commission. The Reg S Notes will initially be offered and sold outside the United States to non-US persons pursuant to Reg S.

    Each Series and Class of Notes will be issued in the Specified Currency and in the Specified Denomination. Each Series and Class of US Notes will be initially represented by a US Global Note Certificate, which, in the aggregate, will represent the Principal Amount Outstanding from time to time of such Series and Class of US Notes. Each Series and Class of Reg S Notes will be initially represented by a Reg S Global Note Certificate which, in the aggregate, will represent the Principal Amount Outstanding from time to time of such Series and Class of the Reg S Notes.

    Each Series and Class of Notes may be Fixed Rate Notes, Floating Rate Notes, Zero Coupon Notes, Index Linked Interest Notes, Dual Currency Interest Notes or a combination of any of the foregoing, depending upon the Interest Basis shown in the applicable Note Supplement.

    [Each Series and Class of Notes may be Index Linked Redemption Notes, Dual Currency Redemption Notes, Bullet Redemption Notes, Scheduled Redemption Notes, Controlled Amortisation Notes, Pass-through Notes or a combination of any of the foregoing, depending upon the Redemption/Payment Basis shown in the applicable Note Supplement.]

    Global Note Certificates will be exchanged for Individual Note Certificates in definitive registered form only under certain limited circumstances (as described in the relevant Global Note Certificate). If Individual Note Certificates are issued, they will be serially numbered and issued in an aggregate principal amount equal to the Principal Amount Outstanding of the relevant Global Note Certificates and in registered form only.

    [In the case of a Series and Class of Notes with more than one Specified Denomination, Notes of one Specified Denomination may not be exchanged for Notes of such Series and Class of another Specified Denomination.](1)

Register

    The Registrar will maintain the Register in respect of the Notes in accordance with the provisions of the Issuer Paying Agent and Agent Bank Agreement. In these Conditions, the "Holder" of a Note means the person in whose name such Note is for the time being registered in the Register (or, in the case of a joint holding, the first named thereof). A Note Certificate will be issued to each Noteholder in respect of its registered holding. Each Note Certificate will be numbered serially with an identifying number which will be recorded in the Register.

Title

    The Holder of each Note shall (except as otherwise required by law) be treated by the Issuer, the Note Trustee, the Agent Bank and any Agent as the absolute owner of such Note for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any other interest therein, any writing on the Note Certificate relating

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(1) Will there be such multiple Specified Denominations within one series?

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thereto (other than the endorsed form of transfer) or any notice of any previous loss or theft of such Note Certificate) and no person shall be liable for so treating such Holder.

Transfers

    Subject as provided otherwise in this Condition 1(D), a Note may be transferred upon surrender of the relevant Note Certificate, with the endorsed form of transfer duly completed, at the Specified Office of the Registrar or the Transfer Agent, together with such evidence as the Registrar or (as the case may be) such Transfer Agent may reasonably require to prove the title of the transferor and the authority of the individuals who have executed the form of transfer; provided, however, that a Note may not be transferred unless the principal amount of Notes transferred and (where not all of the Notes held by a Holder are being transferred) the principal amount of the balance of Notes not transferred are Authorised Holdings. Where not all the Notes represented by the surrendered Note Certificate are the subject of the transfer, a new Note Certificate in respect of the balance of the Notes will be issued to the transferor.

    Within five Commercial Business Days of such surrender of a Note Certificate, the Registrar will register the transfer in question and deliver a new Note Certificate of a like principal amount to the Notes transferred to each relevant Holder at its Specified Office or (as the case may be) the Specified Office of the Transfer Agent or (at the request and risk of any such relevant Holder) by uninsured first class mail (and by airmail if the Holder is overseas) to the address specified for such purpose by such relevant Holder. In this paragraph, "Commercial Business Day" means a day on which commercial banks are open for business in the city where the Registrar or (as the case may be) Transfer Agent has its Specified Office.

    The transfer of a Note will be effected without charge by or on behalf of the Issuer, the Registrar or the Transfer Agent but against such indemnity as the Registrar or (as the case may be) such Transfer Agent may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such transfer.

    Noteholders may not require transfers of Notes to be registered during the period of 15 days ending on the due date for any payment of principal or interest in respect of the Notes.

    All transfers of Notes and entries on the Register are subject to the detailed regulations concerning the transfer of Notes scheduled to the Issuer Paying Agent and Agent Bank Agreement. The regulations may be changed by the Issuer with the prior written approval of the Note Trustee and the Registrar. A copy of the current regulations will be mailed (free of charge) by the Registrar to any Noteholder who requests in writing a copy of such regulations.

2.  Status, Priority and Security

(A) Status

    The Notes of each Series and Class are direct, secured and unconditional obligations of the Issuer and will at all times rank pari passu and pro rata without preference or priority amongst themselves.

   Subject to the provisions of Condition 5 and subject to the other payment conditions set out in the relevant Note Supplement and the other Transaction
Documents:

    the Class A Notes of each Series will rank pari passu and pro rata without any preference or priority among the Class A Notes of each Series but in priority to

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        the Class B Notes, the Class M Notes, the Class C Notes and the Class D
        Notes of any Series;

    the Class B Notes of each Series will rank pari passu and pro rata without any preference or priority among the Class B Notes of each Series but in priority to the Class M Notes, the Class C Notes and the Class D Notes of any Series;

    the Class M Notes of each Series will rank pari passu and pro rata without any preference or priority among the Class M Notes of each Series but in priority to the Class C Notes and the Class D Notes of any Series;

    the Class C Notes of each Series will rank pari passu and pro rata without any preference or priority among the Class C Notes of each Series but in priority to the Class D Notes of any Series; and

    the Class D Notes of each Series will rank pari passu and pro rata without any preference or priority among the Class D Note of each series.

Conflict between the classes of Notes

    The Issuer Trust Deed contains provisions requiring the Note Trustee to have regard to the interests of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders equally as regards all powers, trusts, authorities, duties and discretions of the Note Trustee (except where expressly provided otherwise), but requiring the Note Trustee to have regard:

    for so long as there are any Class A Notes outstanding, only to the interests of the Class A Noteholders if, in the Note Trustee's opinion, there is or may be a conflict between the interests of the Class A Noteholders and the interests of the Class B Noteholders and/or the interests of the Class M Noteholders and/or the interests of the Class C Noteholders and/or the interests of the Class D Noteholders;

    subject to (i) above and for so long as there are any Class B Notes outstanding, only to the interests of the Class B Noteholders if, in the Note Trustee's opinion, there is or may be a conflict between the interests of the Class B Noteholders and the interest of the Class M Noteholders and/or the interests of the Class C Noteholders and/or the interests of the Class D Noteholders;

    subject to (i) and (ii) above and for so long as there are any Class M
        Notes outstanding, only to the interests of the Class M Noteholders if, in the Note Trustee's opinion, there is or may be a conflict between the interests of the Class M Noteholders and the interests of the Class C Noteholders and/or the interests of the Class D Noteholders; and

    subject to (i), (ii) and (iii) above and for so long as there are any Class C Notes outstanding, only to the interests of the Class C Noteholders if, in the Note Trustee's opinion, there is or may be a conflict between the interests of the Class C Noteholders and the Class D Noteholders.

    The Issuer Trust Deed also contains provisions:

        (a) limiting the powers of the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders, inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class A Noteholders. Except in certain circumstances described in Condition 11, the Issuer Trust Deed contains no such

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             limitation on the powers of the Class A Noteholders, the exercise of which will be binding on the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders respectively, irrespective of the effect thereof on their interests;

        (b) limiting the powers of the Class M Noteholders, the Class C Noteholders and the Class D Noteholders, inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class B Noteholders. Except in certain circumstances described above and in Condition 11, the Issuer Trust Deed contains no such limitation on the powers of the Class B Noteholders, the exercise of which will be binding on the Class M Noteholders, the Class C Noteholders and the Class D Noteholders, respectively, irrespective of the effect thereof on their interests;

        (c) limiting the powers of the Class C Noteholders and the Class D Noteholders, inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class M Noteholders. Except in certain circumstances described above and in Condition 11, the Issuer Trust Deed contains no such limitation on the powers of the Class M Noteholders, the exercise of which will be binding on the Class C Noteholders and the Class D Noteholders irrespective of the effect thereof on their interests; and

        (d) limiting the powers of the Class D Noteholders, inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class C Noteholders. Except in certain circumstances described above and in Condition 11, the Issuer Trust Deed contains no such limitation on the powers of the Class C Noteholders, the exercise of which will be binding on the Class D Noteholders irrespective of the effect thereof on their interests.

    The Note Trustee shall be entitled to assume, for the purpose of exercising any right, power, trust, authority, duty or discretion under or in relation to these Conditions or any of the Transaction Documents, that such exercise will not be materially prejudicial to the interests of the Noteholders (or any Series and Class thereof) if the Rating Agencies have confirmed that the then current ratings of the applicable Series and Class of Notes would not be reduced, withdrawn or qualified by such exercise.

Security

    As security for, inter alia, the payment of all monies payable in respect of the Notes, the Issuer has entered into the Issuer Deed of Charge creating the Issuer Security in favour of the Issuer Security Trustee for itself and on trust for, inter alios, the Note Trustee and the Noteholders.

3.  Covenants

    Save with the prior written consent of the Note Trustee or unless provided in or contemplated under these Conditions or any of the Transaction Documents to which the Issuer is a party, the Issuer shall not, so long as any Note remains outstanding:

(A) Negative Pledge

    create or permit to subsist any mortgage, standard security, pledge, lien, charge or other Security Interest whatsoever (unless arising by operation of law), upon the whole or any part of its assets (including any uncalled capital) or its undertakings, present or future;

Disposal of Assets

    sell, assign, transfer, lease or otherwise dispose of, or deal with, or grant any option or present or future right to acquire all or any of its properties, assets, or undertakings or any interest, estate, right, title or benefit therein or thereto or agree or attempt or purport to do any of the foregoing;

Equitable Interest

    permit any person other than itself and the Issuer Security Trustee (as to itself and on behalf of the Issuer Secured Creditors) to have any equitable or beneficial interest in any of its assets or undertakings or any interest, estate, right, title or benefit therein;

Bank Accounts

    have an interest in any bank account, other than an Issuer Bank Account or a Swap Collateral Account;

Restrictions on Activities

    carry on any business other than as described in the Prospectus dated [o] 2005 (as revised, supplemented and/or amended from time to time) relating to the issue of the Notes and the related activities described therein or as contemplated in the Transaction Documents relating to the issue of the Notes;

Borrowings

    incur any indebtedness in respect of borrowed money whatsoever or give any guarantee or indemnity in respect of any indebtedness or obligation of any person;

Merger

    consolidate or merge with any other person or convey or transfer substantially all of its properties or assets to any other person;

Waiver or Consent

    permit the validity or effectiveness of any of the Issuer Trust Deed or the Issuer Deed of Charge or the priority of the security interests created thereby to be amended, terminated, postponed, waived or discharged, or permit any other person whose obligations form part of the Issuer Security to be released from such obligations;

Employees or premises

    have any employees or premises or subsidiaries;

Dividends and Distributions

    pay any dividend or make any other distribution to its shareholders or issue any further shares or alter any rights attaching to its shares as at the date of the Issuer Deed of Charge;

Purchase Notes

    purchase or otherwise acquire any Note or Notes; or

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United States activities

    engage in any activities in the United States (directly or through agents), or derive any income from United States sources as determined under United States income tax principles, or hold any property if doing so would cause it to be engaged in a trade or business within the United States as determined under United States income tax principles.

4.  Interest

(A) Interest on Fixed Rate Notes

    Each Fixed Rate Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date at the rate(s) per annum equal to the Rate(s) of Interest payable, subject as provided in these Conditions, in arrear on the Payment Date(s) in each year up to (and including) the Final Maturity Date.

    Except as provided in the applicable Note Supplement, the amount of interest payable in respect of any Fixed Rate Note on each Payment Date for a Fixed Interest Period ending on (but excluding) such date will amount to the Fixed Coupon Amount. Payments of interest on any Payment Date will, if so specified for such Note in the applicable Note Supplement, amount to the Broken Amount so specified.

    As used in these Conditions, "Fixed Interest Period" means the period from (and including) a Payment Date (or the Interest Commencement Date) to (but excluding) the next (or first) Payment Date.

    If interest is required to be calculated in respect of any Fixed Rate Note for a period other than a Fixed Interest Period, such interest shall be calculated by applying the Rate of Interest specified for such Note in the applicable Note Supplement to the Principal Amount Outstanding on such Note, multiplying such sum by the applicable Day Count Fraction, and rounding the resultant figure to the nearest sub-unit of the relevant Specified Currency, half of any such sub-unit being rounded upwards or otherwise in accordance with applicable market convention.

    "Day Count Fraction" means, in respect of the calculation of an amount of interest for any Fixed Rate Note in accordance with this Condition 4(A):

    if "Actual/Actual (ISMA)" is specified for such Note in the applicable Note Supplement:

        in the case of Notes where the number of days in the relevant period from (and including) the most recent Payment Date (or, if none, the Interest Commencement Date) to (but excluding) the relevant payment date (the "Accrual Period") is equal to or shorter than the Determination Period during which the Accrual Period ends, the number of days in such Accrual Period divided by the product of (1) the number of days in such Determination Period and (2) the number of Determination Dates (as specified in the applicable Note Supplement) that would occur in one calendar year; or

        in the case of Notes where the Accrual Period is longer than the Determination Period during which the Accrual Period ends, the sum of:

           (1) the number of days in such Accrual Period falling in the Determination Period in which the Accrual Period begins divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination Dates that would occur in one calendar year; and


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           (2)  the number of days in such Accrual Period falling in the next
                Determination Period divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination Dates that would occur in one calendar year; and

    if "30/360" is specified for such Note in the applicable Note Supplement, the number of days in the period from (and including) the most recent Payment Date (or, if none, the Interest Commencement Date) to (but excluding) the relevant payment date (such number of days being calculated on the basis of a year of 360 days with 12 30-day months) divided by 360.

Interest on Floating Rate Notes and Index Linked Interest Notes

    Payment Dates

        Each Floating Rate Note or Index Linked Interest Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date and such interest will be payable in arrear on either:

        the Specified Payment Date(s) in each year specified for such Note in the applicable Note Supplement; or

        if no Specified Payment Date(s) is/are specified for such Note in the applicable Note Supplement, each date (each such date, together with each Specified Payment Date, a "Payment Date") which falls the number of months or other period specified as the Specified Period for such Note in the applicable Note Supplement after the preceding Payment Date or, in the case of the first Payment Date, after the Interest Commencement Date.

        Such interest will be payable in respect of each Interest Period.

        If a Business Day Convention is specified for a Floating Rate Note or Index Linked Interest Note in the applicable Note Supplement and (x) if there is no numerically corresponding day in the calendar month in which a Payment Date should occur or (y) if any Payment Date would otherwise fall on a day which is not a Business Day, then, if the Business Day Convention specified is:

        (1) in any case where Specified Periods are specified in accordance with Condition 4(B)(i)(b) above, the "Floating Rate Convention", the Payment Date for such note (i) in the case of
               (x) above, shall be the last day that is a Business Day in the relevant month and the provisions of (B) below shall apply mutatis mutandis or (ii) in the case of (y) above, shall be postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event
               (A) such Payment Date shall be brought forward to the immediately preceding Business Day and (B) each subsequent Payment Date shall be the last Business Day in the month which falls the Specified Period after the preceding applicable Payment Date occurred; or

        (2) the "Following Business Day Convention", the Payment Date for such note shall be postponed to the next day which is a Business Day; or

        (3) the "Modified Following Business Day Convention", the Payment Date for such Note shall be postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event such Payment Date shall be brought forward to the immediately preceding Business Day; or

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        (4)    the "Preceding Business Day Convention", the Payment Date for
               such Note shall be brought forward to the immediately preceding Business Day.

    Rate of Interest

        The Rate of Interest payable from time to time in respect of a Floating Rate Note or Index Linked Interest Note will be determined in the manner specified for such Note in the applicable Note Supplement.

        ISDA Determination for Floating Rate Notes

           Where "ISDA Determination" is specified for such Note in the applicable Note Supplement as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Period will be the relevant ISDA Rate plus or minus (as indicated for such Note in the applicable Note Supplement) the Margin (if any). For the purposes of this sub-paragraph (a), "ISDA Rate" for an Interest Period means a rate equal to the Floating Rate that would be determined by the Principal Paying Agent or other person specified in the applicable Note Supplement under an interest rate swap transaction if the Principal Paying Agent or that other person were acting as Calculation Agent for that swap transaction under the terms of an agreement incorporating the ISDA Definitions and under which:

           (1) the Floating Rate Option is as specified for such Note in the applicable Note Supplement;

           (2) the Designated Maturity is the period specified for such Note in the applicable Note Supplement; and

           (3) the relevant Reset Date is either (i) if the applicable Floating Rate Option is based on LIBOR or EURIBOR for a currency, the first day of that Interest Period, or (ii) in any other case, as specified for such Note in the applicable Note Supplement.

           For the purposes of this sub-paragraph (a), "Floating Rate", "Calculation Agent", "Floating Rate Option", "Designated Maturity" and "Reset Date" have the meanings given to those terms in the ISDA Definitions.

        Screen Rate Determination for Floating Rate Notes

           Where "Screen Rate Determination" is specified for a Floating Rate
           Note in the applicable Note Supplement as the manner in which the Rate of Interest is to be determined for such Note, the Rate of Interest for each Interest Period will, subject as provided below, be either:

           (1) the offered quotation (if there is only one quotation on the Relevant Screen Page); or

           (2) the arithmetic mean (rounded if necessary to the fifth decimal place, with 0.000005 being rounded upwards) of the offered quotations,

           (expressed as a percentage rate per annum) for the Reference Rate which appears or appear, as the case may be, on the Relevant Screen Page as at 11.00 a.m. (London time, in the case of LIBOR, or Brussels time, in the case of EURIBOR) on the Interest Determination Date in question plus or minus the Margin (if any), all as determined by the Principal Paying Agent. If five or more of such offered quotations are available on the Relevant Screen Page, the highest (or, if there is more than one such highest quotation, one only of such quotations) and the lowest (or, if there is more than one such lowest quotation, one only of such quotations) shall be disregarded by the Principal Paying Agent for the purpose of determining the arithmetic mean (rounded as provided above) of such offered quotations.

           The Issuer Paying Agent and Agent Bank Agreement contains provisions for determining the Rate of Interest pursuant to this sub-paragraph (b) in the event that the Relevant Screen Page is not available or if, in the case of (1) above, no such offered quotation appears or, in the case of (2) above, fewer than three such offered quotations appear, in each case as at the time specified in the preceding paragraph.

           If the Reference Rate from time to time in respect of a Floating Rate Note is specified for such Note in the applicable Note Supplement as being other than LIBOR or EURIBOR, the Rate of Interest in respect of such Note will be determined as provided for such Note in the applicable Note Supplement.

    Minimum Rate of Interest and/or Maximum Rate of Interest

        If the applicable Note Supplement specifies a Minimum Rate of Interest for a Floating Rate Note or Index Linked Interest Note for any Interest Period, then, in the event that the Rate of Interest for such
        Note in respect of such Interest Period determined in accordance with the provisions of paragraph (ii) above is less than such Minimum Rate of Interest, the Rate of Interest for such Note for such Interest Period shall be such Minimum Rate of Interest.

        If the applicable Note Supplement specifies a Maximum Rate of Interest for such Note for any Interest Period, then, in the event that the Rate of Interest for such Note in respect of such Interest Period determined in accordance with the provisions of paragraph (ii) above is greater than such Maximum Rate of Interest, the Rate of Interest for such Note for such Interest Period shall be such Maximum Rate of Interest.

    Determination of Rate of Interest and calculation of Interest Amounts

        The [Principal Paying Agent/Agent Bank], in the case of Floating Rate Notes, and the Calculation Agent (as specified in the applicable Note Supplement), in the case of Index Linked Interest Notes, will at or as soon as practicable after each time at which the Rate of Interest is to be determined, determine the Rate of Interest for the relevant Interest Period. In the case of Index Linked Interest Notes, the Calculation Agent will notify the [Principal Paying Agent/Agent Bank] of the Rate of Interest for the relevant Interest Period as soon as practicable after calculating the same.

        The [Principal Paying Agent/Agent Bank] will calculate the amount of interest payable on the Floating Rate Notes or Index Linked Interest Notes in respect of each Specified Denomination (each an "Interest Amount") for the relevant Interest Period. Each Interest Amount shall be calculated by applying the Rate of Interest to the Principal Amount Outstanding of each Note, multiplying such sum by the applicable Day Count Fraction, and rounding the resultant figure to the nearest sub-unit of the relevant Specified Currency, half of any such sub-unit being rounded upwards or otherwise in accordance with applicable market convention.


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        "Day Count Fraction" means, in respect of the calculation of an amount of interest for a Floating Rate Note or Index Linked Interest Note in accordance with this Condition 4(B)(iv) for any Interest Period:

        if "Actual/365" or "Actual/Actual (ISDA)" is specified for such Note in the applicable Note Supplement, the actual number of days in the Interest Period divided by 365 (or, if any portion of that Interest Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Interest Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Interest Period falling in a non-leap year divided by 365);

        if "Actual/365 (Fixed)" is specified for such for such Note in the applicable Note Supplement, the actual number of days in the Interest Period divided by 365;

        if "Actual/365 (Sterling)" is specified for such Note in the applicable Note Supplement, the actual number of days in the Interest Period divided by 365 or, in the case of a Payment Date falling in a leap year, 366;

        if "Actual/360" is specified for such Note in the applicable Note
           Supplement, the actual number of days in the Interest Period divided by 360;

        if "30/360", "360/360" or "Bond Basis" is specified for such Note in the applicable Note Supplement, the number of days in the Interest Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (a) the last day of the Interest Period is the 31st day of a month but the first day of the Interest Period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (b) the last day of the Interest Period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)); and

        if "30E/360" or "Eurobond Basis" is specified for such Note in the applicable Note Supplement, the number of days in the Interest Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months, without regard to the date of the first day or last day of the Interest Period unless, in the case of the final Interest Period, the Final Maturity Date (or, as the case may be, Extended Due for Payment
           Date) is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month).

    Notification of Rate of Interest and Interest Amounts

        The [Issuer/Principal Paying Agent/Agent Bank] will cause the Rate of Interest and each Interest Amount for each Interest Period and the relevant Payment Date to be notified to the Note Trustee, the Issuer Security Trustee, the Issuer Cash Manager, the Paying Agents, the Registrar and to any stock exchange or other relevant competent authority or quotation system on which the relevant Floating Rate Notes or Index Linked Interest Notes are for the time being listed, quoted and/or traded or by which they have been admitted to listing and to be published in accordance with Condition 14 as soon as possible after their determination but in no event later than the fourth Business Day thereafter by the Principal Paying Agent. Each Interest Amount and Payment Date so notified may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. Any such amendment or alternative arrangements will be promptly notified to the Note Trustee and each stock exchange or other relevant authority on which the relevant Floating Rate Notes or Index Linked Interest Notes are for the time being listed or by which they have been admitted to listing and to Noteholders in accordance with Condition 14.

    Determination or Calculation by Note Trustee

        If for any reason at any relevant time after the Closing Date, the [Principal Paying Agent/Agent Bank] or, as the case may be, the Calculation Agent defaults in its obligation to determine the Rate of Interest for a Floating Rate Note or Index Linked Interest Note or the [Principal Paying Agent/Agent Bank] defaults in its obligation to calculate any Interest Amount for such Note in accordance with sub-paragraph (ii)(a) or (b) above or as otherwise specified for such
        Note in the applicable Note Supplement, as the case may be, and in each case in accordance with paragraph (iv) above, the Note Trustee shall determine the Rate of Interest at such rate as, in its absolute discretion (having such regard as it shall think fit to the foregoing provisions of this Condition, but subject always to any Minimum Rate of Interest or Maximum Rate of Interest specified for such Note in the applicable Note Supplement), it shall deem fair and reasonable in all the circumstances or, as the case may be, the Note Trustee shall calculate the Interest Amount(s) in such manner as it shall deem fair and reasonable in all the circumstances and each such determination or calculation shall be deemed to have been made by the [Principal Paying Agent/Agent Bank] or the Calculation Agent, as the case may be.

    Certificates to be final

        All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions of this Condition 4(B), whether by the [Principal Paying Agent/Agent Bank] or the Calculation Agent or the Note Trustee shall (in the absence of wilful default, bad faith or manifest error) be binding on the Issuer, the Issuer Cash Manager, the Principal Paying Agent, the Calculation Agent, the other Paying Agents, the Note Trustee and all Noteholders and (in the absence of wilful default or bad faith) no liability to the Issuer or the Noteholders shall attach to the [Principal Paying Agent/Agent Bank] or the Calculation Agent or the Note Trustee in connection with the exercise or non-exercise by it of its powers, duties and discretions pursuant to such provisions.

Interest on Dual Currency Interest Notes

    In the case of a Dual Currency Interest Note where the rate or amount of interest falls to be determined by reference to an exchange rate, the rate or amount of interest shall be determined in the manner specified for such Note in the applicable Note Supplement.

Accrual of interest

    Interest (if any) will cease to accrue on each Note (or in the case of the redemption of part only of a Note, that part only of such Note) on the due date for redemption thereof unless, upon due presentation thereof, payment of principal is improperly withheld or refused in which event, interest will continue to accrue as provided in the Issuer Trust Deed.

Deferred Interest

    To the extent that the funds available to the Issuer, subject to and in accordance with the relevant Issuer Priority of Payments, to pay interest on any Series and Class of Notes (other than the Class A Notes) on a Payment Date (after discharging the Issuer's liabilities of a higher priority) are insufficient to pay the full amount of such interest, payment of the shortfall attributable to ("Deferred Interest"), which will be borne by on such Payment Date, will not then fall due but will instead be deferred until the first Payment Date thereafter on which sufficient funds are available (after allowing for the Issuer's liabilities of a higher priority and subject to and in accordance with the relevant Issuer Priority of Payments) to fund the payment of such Deferred Interest to the extent of such available funds.

    Such Deferred Interest will accrue interest ("Additional Interest") at the rate of interest applicable from time to time to the applicable Series and Class of Notes and payment of any Additional Interest will also be deferred until the first Payment Date thereafter on which funds are available (after allowing for the Issuer's liabilities of a higher priority subject to and in accordance with the relevant Issuer Priority of Payments) to the Issuer to pay such Additional Interest to the extent of such available funds.

    Amounts of Deferred Interest and Additional Interest shall not be deferred beyond the Final Maturity Date of the applicable Series and Class of Notes, when such amounts will become due and payable.

    Payments of interest due on a Payment Date in respect of the Class A Notes of any Series will not be deferred. In the event of the delivery of an Acceleration Notice in respect of the Class A Notes of a particular Series (as described in Condition 9) or the delivery of an Issuer Enforcement Notice (as described in Condition 10), the amount of interest in respect of such Class A Notes that was due but not paid on such Payment Date will itself bear interest at the applicable rate until both the unpaid interest and the interest on that interest are paid.

5.  Redemption, Purchase and Cancellation

(A) Final Redemption

    Unless previously redeemed in full as provided in this Condition 5, the Issuer shall redeem a Series and Class of Notes at their then Principal Amount Outstanding together with all accrued interest on the Final Maturity Date in respect of such Notes.

    The Issuer may not redeem such Notes in whole or in part prior to those respective dates except as provided in paragraph (B), (D), (E) or (F) below, but without prejudice to Condition 9.

Mandatory Redemption of the Notes in Part

    On each Payment Date, other than a Payment Date on which a Series and Class of Notes are to be redeemed under Conditions 5(A), (D), (E) or (F), the Issuer shall repay principal in respect of such Notes in an amount equal to the amount (if any) repaid on the corresponding Payment Date in respect of the related Loan Tranche and pursuant to the Global Intercompany Loan Agreement converted, where the Specified Currency is not Sterling, into the Specified Currency at the Specified Currency Exchange Rate.

Note Principal Payments and Principal Amount Outstanding

    The principal amount redeemable (the "Note Principal Payment") in respect of each Note of a particular Series and Class on any Payment Date under Condition 5(B) above shall be a proportion of the amount required as at that Payment Date to be applied in redemption of such Series and Class of Notes on such date equal to the proportion that the Principal Amount Outstanding of the relevant Note bears to the aggregate Principal Amount Outstanding of such Series and Class of Notes rounded down to the nearest sub-unit of the Specified Currency; provided always that no such Note Principal Payment may exceed the Principal Amount Outstanding of the relevant Note.

    On each Note Determination Date the Issuer shall determine (or cause the Issuer Cash Manager to determine) (i) the amount of any Note Principal Payment payable in respect of each Note of the relevant series and class on the immediately following Payment Date and (ii) the Principal Amount Outstanding of each such Note which shall be the Specified Denomination less (in each case) the aggregate amount of all Note Principal Payments in respect of such Note that has been paid since the Closing Date and on or prior to that Note Determination Date (the "Principal Amount Outstanding") and (iii) the fraction expressed as a decimal to the fifth decimal point (the "Pool Factor"), of which the numerator is the Principal Amount Outstanding of that Note (as referred to in (ii) above) and the denominator is the Specified Denomination. Each determination by or on behalf of the Issuer of any Note Principal Payment of a Note, the Principal Amount Outstanding of a Note and the Pool Factor shall in each case (in the absence of wilful default, bad faith or manifest error) be final and binding on all persons.

    The Issuer will cause each determination of the Note Principal Payment and the Principal Amount Outstanding and the Pool Factor in respect of a Series of Class of Notes to be notified forthwith, and in any event not later than 1.00 p.m. (London time) on the Business Day immediately succeeding the Note Determination Date, to the Note Trustee, the Issuer Security Trustee, the Paying Agents, the Registrar, the Agent Bank and (for so long as such Notes are listed on one or more stock exchanges) the relevant stock exchanges, and will cause notice of each determination of the Note Principal Payment and the Principal Amount Outstanding to be given to Noteholders in accordance with Condition 14 by no later than the Business Day after the relevant Payment Date.

    If the Issuer does not at any time for any reason determine (or cause the Issuer Cash Manager to determine) a Note Principal Payment or the Principal Amount Outstanding in accordance with the preceding provisions of this paragraph, such Note Principal Payment and/or Principal Amount Outstanding may be determined by the Note Trustee in accordance with this Condition 6(C) in the manner the Note Trustee in its discretion considers fair and reasonable in the circumstances, having regard to this Condition 6(C), and each such determination or calculation shall be deemed to have been made by the Issuer. Any such determination shall (in the absence of wilful default, bad faith or manifest error) be binding on the Issuer, the Issuer Cash Manager and the Noteholders.

Optional Redemption in Full

    Subject to the provisos below, upon giving not more than 60 nor less than 30 days' prior notice to the Note Trustee and the Noteholders in accordance with Condition 14, the Issuer may redeem a Series and Class of Notes at their aggregate Principal Amount Outstanding together with any accrued and unpaid interest in respect thereof on the following dates:

    the date specified as the Step-Up Date for such Notes in the applicable
        Note Supplement and on any Payment Date for such Notes thereafter; or on such Payment Date on which the aggregate Principal Amount Outstanding of such Notes and all other Classes of Notes of the same Series is less than 10 per cent. of the aggregate Principal Amount Outstanding of such Series of Notes as at the Closing Date on which such Series of Notes were issued,

    PROVIDED THAT (a) (in either of the cases above), on or prior to giving any such notice, the Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Issuer to the effect that (1) it will have the funds, not subject to any interest of any other person, required to redeem such Notes as aforesaid and any amounts required to be paid in priority to or pari passu with such Notes outstanding in accordance with the terms and conditions of the Issuer Cash Management Agreement, and (2) the Repayment Tests will be satisfied following the making of such redemptions and
(b) the Note Trustee is satisfied in accordance with the Transaction Documents that there are sufficient funds to allow the Issuer to redeem such Notes.

Optional Redemption for Tax and other Reasons

    If the Issuer at any time satisfies the Note Trustee immediately prior to the giving of the notice referred to below that on the next Payment Date either:

    the Issuer would be required to deduct or withhold from any payment of principal or interest or any other amount under a Series and Class of Notes any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature; or

    [Funding 2] would be required to deduct or withhold from amounts due in respect of the Loan Tranche under the Global Intercompany Loan Agreement which was funded by such Notes any amount on account of any present or future taxes, duties, assessments or governmental charges of whatever nature; and

    in relation to either the events described in (i) and (ii) above, such obligation of the Issuer or Funding 2 (as the case may be) cannot be avoided by the Issuer or Funding 2 (as the case may be) taking reasonable measures available to it, then the Issuer shall use its reasonable endeavours to arrange the substitution of a company incorporated in another jurisdiction approved by the Note Trustee as principal debtor under such Notes and/or as lender of such Loan Tranche as the case may be, upon the Note Trustee being satisfied that
(1) such substitution will not be materially prejudicial to the Noteholders, and upon the Issuer Security Trustee being satisfied that (1) that the position of the Issuer Secured Creditors will not thereby be adversely affected, and (2) that such substitution would not require registration of any new security under United States securities laws or would materially increase the disclosure requirements under United States law or the costs of issuance. Only if the Issuer is unable to arrange a substitution will the Issuer be entitled to redeem the Notes as described in this Condition 5(E).

    Subject to the proviso below, if the Issuer is unable to arrange a substitution as described above and, as a result, one or more of the events described in (i) or (ii) above (as the case may be) is continuing, then the Issuer may, having given not more than 60 nor less than 30 days' notice to the Note Trustee and the Noteholders in accordance with Condition 14, redeem all (but not some only) of such Notes on the immediately succeeding Payment Date at their aggregate Principal Amount Outstanding together with any accrued and unpaid interest in respect thereof provided that (in either case), prior to giving any such notice, the Issuer shall have provided to the Note Trustee:

        a certificate signed by two directors of the Issuer stating the circumstances referred to in (i) or (ii) and (iii) above prevail and setting out details of such circumstances; and

        an opinion in form and substance satisfactory to the Note Trustee of independent legal advisors of recognised standing to the effect that the Issuer has or will become obliged to pay such additional amounts as a result of such change or amendment.

    The Note Trustee shall be entitled to accept such certificate and opinion as sufficient evidence of the satisfaction of the circumstance set out in (i) or (ii) and (iii) above, in which event they shall be conclusive and binding on the Noteholders. The Issuer may only redeem such Notes as aforesaid, if (a) on or prior to giving such notice, the Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Issuer to the effect that
(1) it will have the funds, not subject to any interest of any other person, required to redeem such Notes as aforesaid and any amounts required to be paid in priority to or pari passu with such Notes outstanding in accordance with the terms and conditions of the Issuer Cash Management Agreement, and (2) the Repayment Tests will be satisfied following the making of such redemptions and
(b) the Note Trustee is satisfied in accordance with the Transaction Documents that there are sufficient funds to allow the Issuer to redeem such Notes.

    In addition to the foregoing, if at any time it becomes unlawful for the Issuer to make, fund or allow to remain outstanding the Global Intercompany Loan, then the Issuer may require Funding 2 upon giving not more than 60 nor less than 30 days' (or such shorter period as may be required under any relevant law) prior written notice to the Issuer, the Issuer Security Trustee and the Note Trustee, to prepay the Global Intercompany Loan on any Payment Date subject to and in accordance with the provisions of the Global Intercompany Loan Agreement to the extent necessary to cure such illegality. Such monies received by the Issuer shall be used to redeem the Notes in full on that Payment Date.

[Optional Redemption for Implementation of New Basel Capital Accord

    If the New Basel Capital Accord, as described in the document, "International Convergence of Capital Measurement and Capital Standards: a Revised Framework" published in June 2004 by the Basel Committee, has been implemented in the United Kingdom, whether by rule of law, recommendation or best practice or by any other regulation, then on the Payment Date specified in the applicable Note Supplement (if any) and on any Payment Date thereafter, the Issuer may, by giving not more than 60 nor less than 30 days' (or such shorter period as may be required under any relevant law) prior notice to the Note Trustee and the Noteholders in accordance with Condition 14, redeem all (but not some only) of the Notes at their aggregate Principal Amount Outstanding together with any accrued and unpaid interest in respect thereof on the next following Payment Date, provided that an Issuer Enforcement Notice has not been served. The Issuer may only redeem the Notes as aforesaid if the Note Trustee is satisfied in accordance with the Transaction Documents that the Issuer will have the funds, not subject to the interest of any other person, required to redeem the Notes as aforesaid and any amounts required under the Issuer Pre-Enforcement Revenue Priority of Payments currently set out in the Issuer Cash Management Agreement to be paid in priority to or pari passu with the Notes outstanding in accordance with the terms and conditions thereof.] [To be confirmed]

[Late payment on Zero Coupon Notes

    If the amount payable in respect of any Zero Coupon Note upon redemption of such Zero Coupon Note pursuant to paragraph (A), (B), (D), (E) or (F) above or upon its becoming due and repayable as provided in Condition 9 or Condition 10 is improperly withheld or refused, the amount due and repayable in respect of such Note shall be an amount (the "Amortised Face Amount") equal to the sum of:

        the Reference Price; and

        the product of the Accrual Yield (compounded annually) being applied to the Reference Price from (and including) the Closing Date for such Note to (but excluding) the date which is the earlier of:

           (i) the date on which all amounts due in respect of such Note have been paid; and

           (ii) the date on which the full amount of the moneys payable in respect of such Note has been received by the Principal Paying Agent or the Note Trustee or the Registrar and notice to that effect has been given to the Noteholders in accordance with Condition 14.

        or such other amount as is provided for such Note in the applicable Note Supplement].

6.  Payments

(A) Payment of Interest and Principal

    Payments of principal shall be made by cheque in the Specified Currency, drawn on a Designated Bank, or upon application by a Holder of the relevant Note to the Specified Office of the Principal Paying Agent not later than the fifth Business Day before the Record Date (as defined in Condition 6(H)), by transfer to a Designated Account maintained by the payee with a Designated Bank and (in the case of final redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Note Certificates at the Specified Office of any Paying Agent.

    Payments of interest shall be made by cheque in the Specified Currency drawn on a Designated Bank, or upon application by a Holder of the relevant Note to the Specified Office of the Principal Paying Agent not later than the fifth Business Day before the Record Date (as defined in Condition 6(G)), by transfer to a Designated Account maintained by the payee with a Designated Bank and (in the case of interest payable on redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Note Certificates at the Specified Office of any Paying Agent.

Laws and Regulations

    Payments of principal and interest in respect of the Notes are subject in all cases to any fiscal or other laws and regulations applicable thereto. Noteholders will not be charged commissions or expenses on payments.

Payment of Interest following a failure to pay Principal

    If payment of principal is improperly withheld or refused on or in respect of any Note or part thereof, the interest which continues to accrue in respect of such Note in accordance with Condition 4 will be paid in accordance with this Condition 6.

Change of Agents

    The initial Principal Paying Agent, the Registrar, the Transfer Agent and the initial Paying Agents and their respective initial Specified Offices are listed at the end of these

Conditions. The Issuer reserves the right, subject to the prior written approval of the Note Trustee, at any time to vary or terminate the appointment of the Principal Paying Agent, the Registrar, the Transfer Agent and the US Paying Agent and to appoint additional or other Paying Agents. The Issuer will at all times maintain a Paying Agent with a Specified Office in London and a US Paying Agent with a Specified Office in New York and a Registrar. Except where otherwise provided in the Issuer Trust Deed, the Issuer will cause at least 30 days' notice of any change in or addition to the Paying Agents, the Transfer Agent or the Registrar or their Specified Offices to be given in accordance with Condition 14 and will notify the Rating Agencies of such change or addition.

No payment on non-Business Day

    Where payment is to be made by transfer to a Designated Account, payment instructions (for value the due date or, if the due date is not a Payment Business Day, for value the next succeeding Payment Business Day) will be initiated and, where payment is to be made by cheque, the cheque will be mailed (i) (in the case of payments of principal and interest payable on redemption) on the later of the due date for payment and the day on which the relevant Note is surrendered (or, in the case of part payment only, endorsed) at the Specified Office of a Paying Agent and (ii) (in the case of payments of interest payable other than on redemption) on the due date for payment. A Holder of a Note shall not be entitled to any interest or other payment in respect of any delay in payment resulting from (A) the due date for a payment not being a Payment Business Day or (B) a cheque mailed in accordance with this Condition 6(E) arriving after the due date for payment or being lost in the mail.

Partial Payment

    If a Paying Agent makes a partial payment in respect of any Note, the Issuer shall procure and the registrar will ensure that the amount and date of such payment are noted on the Register and, in the case of partial payment upon presentation of a Note Certificate, that a statement indicating the amount and date of such payment is endorsed on the relevant Note Certificate.

Record Date

    Each payment in respect of a Note will be made to the persons shown as the Holder in the Register at the opening of business in the place of the Registrar's Specified Office on the fifteenth day before the due date for such payment (the "Record Date"). Where payment in respect of a Note is to be made by cheque, the cheque will be mailed to the address shown as the address of the Holder in the Register at the opening of business on the relevant Record Date.

Payment of Interest

    Subject as provided otherwise in these Conditions, if interest is not paid in respect of a Note of any class on the date when due and payable (other than because the due date is not a Payment Business Day) or by reason of non-compliance with Condition 6(A), then such unpaid interest shall itself bear interest at the Rate of Interest applicable from time to time to such Note until such interest and interest thereon are available for payment and notice thereof has been duly given in accordance with Condition 14.

7.  Prescription

    Claims against the Issuer for payment of interest and principal on redemption shall be prescribed and become void if the relevant Note Certificates are not surrendered for payment within a period of 10 years from the relevant date in respect thereof. After the date on which a payment under a Note becomes void in its entirety, no claim may be made in respect thereof. In this Condition 7, the "relevant date", in respect of a payment under a Note, is the date on which the payment in respect thereof first becomes due or (if the full amount of the monies payable in respect of those payments under all the Notes due on or before that date has not been duly received by the Principal Paying Agent, the US Paying Agent or the Note Trustee on or prior to such date) the date on which the full amount of such monies having been so received or notice to that effect is duly given to Noteholders in accordance with Condition 14.

8.  Taxation

    All payments in respect of the Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuer or any relevant Paying Agent is required by applicable law to make any payment in respect of the Notes subject to any such withholding or deduction. In that event, the Issuer or such Paying Agent shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. No Paying Agent nor the Issuer will be obliged to make any additional payments to Noteholders in respect of such withholding or deduction.

    The occurrence of the Issuer or any Paying Agent being required to make a withholding or deduction in the circumstances outlined in the previous paragraph shall not constitute an Event of Default.

    The Issuer will treat the [US] Notes as indebtedness for U.S. federal income tax purposes. Each Holder of a [US] Note, by the acceptance thereof, agrees to treat such [US] Note as indebtedness for U.S. federal income tax purposes.

9.  Events of Default

(A) Note Acceleration Notice

    The Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class A Notes of any Series (or, where the Class A Notes of any Series comprise more than one sub-class, any sub-class of the Class A Notes of any Series) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class A Notes of such Series (or, as applicable, such sub-class of the Class A Notes of such Series shall), subject in each case to being indemnified and/or secured to its satisfaction, give notice (a "Class A Note Acceleration Notice") to the Issuer, the Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) in respect of the Class A Notes of such Series (or, as applicable, such sub-class of the Class A Notes of such Series) and declaring (in writing) the Class A Notes of such Series (or, as applicable, such sub-class of the Class A Notes of such Series) to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events which is continuing or unwaived:

    default being made for a period of seven Business Days in the payment of any amount of principal of any Class A Notes of such Series (or, as applicable, such sub-class of the Class A Notes of such Series) when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class A

        Note of such Series (or, as applicable, such sub-class of the Class A Notes of such Series) when and as the same ought to be paid in accordance with these Conditions; or

    the Issuer failing duly to perform or observe any other obligation binding upon it under the Class A Notes of such Series (or, as applicable, such sub-class of the Class A Notes of such Series), the Issuer Trust Deed, the Issuer Deed of Charge or any other Transaction Document and, in any such case (except where the Issuer Security Trustee certifies that, in its opinion, such failure is incapable of remedy, in which case no notice will be required), such failure is continuing unremedied for a period of 30 days following the service by the Issuer Security Trustee on the Issuer of notice requiring the same to be remedied and the Note Trustee has certified that the failure to perform or observe is materially prejudicial to the interests of the Noteholders of the Class A Notes of such Series (or, as applicable, such sub-class of the Class A Notes of such Series); or

    the Issuer, otherwise than for the purposes of such amalgamation or reconstruction as is referred to in sub-paragraph (iv) below, ceases or threatens to cease to carry on its business or a substantial part of its business or the Issuer is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as that section may be amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as that section may be amended, modified or re-enacted); or

    an order being made or an effective resolution being passed for the winding-up of the Issuer except a winding-up for the purposes of or pursuant to an amalgamation, restructuring or merger the terms of which have previously been approved by the Note Trustee in writing or by an Extraordinary Resolution of the Noteholders of the Class A Notes of such Series (or, as applicable, such sub-class of the Class A Notes of such Series); or

    proceedings being otherwise initiated against the Issuer under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition for administration or the filing of documents with the court for an administration) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the opinion of the Issuer Security Trustee, being disputed in good faith with a reasonable prospect of success, a formal notice is given of intention to appoint an administrator in relation to the Issuer or an administration order being granted or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Issuer or in relation to the whole or any substantial part of the undertaking or assets of the Issuer, or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Issuer, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Issuer and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days, or the Issuer initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally or a composition or similar arrangement with the creditors or takes steps with a view to obtaining a moratorium in respect of its indebtedness, including without limitation, the filing of documents with the court; or

    if a Funding 2 Intercompany Loan Enforcement Notice is served under any Funding 2 Intercompany Loan Agreement while the Class A Notes of such Series (or, as applicable, such sub-class of the Class A Notes of such Series) are outstanding.

Class B Noteholders

    This Condition 9(B) shall have no effect if, and for as long as, any Class A Notes of any Series are outstanding. Subject thereto, for so long as any Class B Notes are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class B Notes of any Series (or, where the Class B Notes of any Series comprise more than one sub-class, any sub-class of the Class B Notes of any Series) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class B Notes of such Series shall), subject in each case to it being indemnified and/or secured to its satisfaction, give notice (a "Class B Note Acceleration Notice") to the Issuer, the Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) in respect of the Class B Notes of such Series (or, as applicable, such sub-class of the Class B Notes of such Series) and declaring (in writing) the Class B Notes of such Series to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

    (a) default being made for a period of seven Business Days in the payment of any amount of principal of any Class B Note of such Series (or, as applicable, such sub-class of the Class B Notes of such Series) when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class B Note of such Series when (or, as applicable, such sub-class of the Class B Notes of such Series) and as the same ought to be paid in accordance with these Conditions; or

    (b)    the occurrence of any of the events in Condition 9(A)(ii), (iii),
           (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii), Condition 9(A)(iv) and Condition 9(A)(vi) to Class A Notes shall be read as references to Class B Notes.

Class M Noteholders

    This Condition 9(C) shall have no effect if, and for as long as, any Class A Notes or Class B Notes of any Series are outstanding. Subject thereto, for so long as any Class M Notes are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class M Notes of any Series (or, where the Class M Notes of any Series comprise more than one sub-class, any sub-class of the Class of the Class M Notes of any Series) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class M Notes of such Series (or, as applicable, such sub-class of the Class M Notes of such Series) shall), subject in each case to it being indemnified and/or secured to its satisfaction, give notice (a "Class M Note Acceleration Notice") to the Issuer, the Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) in respect of the Class M Notes of such Series (or, as applicable, such sub-class of the Class M Notes of such

Series) and declaring (in writing) the Class M Notes of such Series (or, as applicable, such sub-class of the Class M Notes of such Series) to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

    (a) default being made for a period of seven Business Days in the payment of any amount of principal of any Class M Note of such Series (or, as applicable, such sub-class of the Class M Notes of such Series) when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class M Note of such Series (or, as applicable, such sub-class of the Class M Notes of such Series) when and as the same ought to be paid in accordance with these Conditions; or

    (b)   the occurrence of any of the events in Condition 9(A)(ii), (iii),
          (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii), Condition 9(A)(iv) and Condition 9(A) (vi) to Class A Notes shall be read as references to Class M Notes.

Class C Noteholders

    This Condition 9(D) shall have no effect if, and for as long as, any Class A Notes, Class B Notes or Class M Notes of any Series are outstanding. Subject thereto, for so long as any Class C Notes are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class C Notes of any Series (or, where the Class C Notes of any Series comprise more than one sub-class, any sub-class of the Class C Notes of any Series) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class C Notes of such Series shall), subject in each case to it being indemnified and/or secured to its satisfaction, give notice (a "Class C Note Acceleration Notice") to the Issuer, the Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) in respect of the Class C Notes of such Series and declaring (in writing) the Class C Notes of such Series (or, as applicable, such sub-class of the Class C Notes of such Series) to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

    (a) default being made for a period of seven Business Days in the payment of any amount of principal of any Class C Note of such Series (or, as applicable, such sub-class of the Class C Notes of such Series) when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class C Note of such Series (or, as applicable, such sub-class of the Class C Notes of such Series) when and as the same ought to be paid in accordance with these Conditions; or

    (b)   the occurrence of any of the events in Condition 9(A)(ii), (iii),
          (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii) Condition 9(A)(iv) and Condition 9(A)(vi) to Class A Notes shall be read as references to Class C Notes.

    Class D Noteholders

    This Condition 9(E) shall have no effect if, and for as long as, any Class A Notes, Class B Notes, Class M Notes or Class C Notes of any Series are outstanding. Subject thereto, for so long as any Class D Notes are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class D Notes of any Series (or, where the Class D Notes of any Series comprise more than one sub-class, any sub-class of the Class D Notes of any Series) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class D Notes of such Series shall), subject in each case to it being indemnified and/or secured to its satisfaction, give notice (a "Class D Note Acceleration Notice") to the Issuer, the Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) in respect of the Class D Notes of such Series and declaring (in writing) the Class D Notes of such Series (or, as applicable, such sub-class of the Class D Notes of such Series) to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

        (a) default being made for a period of seven Business Days in the payment of any amount of principal of any Class D Note of such Series (or, as applicable, such sub-class of the Class D Notes of such Series) when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class D Note of such Series (or, as applicable, such sub-class of the Class D Notes of such Series) when and as the same ought to be paid in accordance with these Conditions; or

        (b)    the occurrence of any of the events in Condition 9(A)(ii),
               (iii), (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii) Condition 9(A)(iv) to Class A Notes shall be read as references to Class D Notes.

Acceleration of Subordinate Notes

    Notwithstanding the terms of Conditions 9(B), 9(C), 9(D) and 9(E):

    (a) whilst any Class A Notes are outstanding, the Note Trustee may serve a Class B Note Acceleration Notice in accordance with Condition 9(B) at any time after the occurrence of a default being made for a period of seven Business Days in the payment of any amount of principal of any Class B Note of such Series (or, as applicable, such sub-class of the Class B Notes of such Series) when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class B Note of such Series (or, as applicable, such sub-class of the Class B Notes of such Series) when and as the same ought to be paid in accordance with these Conditions in circumstances where:

           (i) the Issuer has the funds available to pay such amounts (after paying amounts of a higher order of priority and providing for amounts payable pari passu therewith) but does not, for any reason, pay such amounts; or

           (ii) the Issuer Swap Provider under the Issuer Swap Agreement entered into in relation to the Class B Notes of such Series (or, as applicable, such sub-class of the Class B Notes of such Series) has failed to pay the amount due by it to the Issuer (in circumstances where the Issuer has paid the amount due by it to such Issuer Swap Provider in full);

    (b) whilst any Class A Notes or Class B Notes are outstanding, the Note Trustee may serve a Class M Note Acceleration Notice in accordance with Condition 9(C) at any time after the occurrence of a default being made for a period of seven Business Days in the payment of any amount of principal of any Class M Note of such Series (or, as applicable, such sub-class of the Class M Notes of such Series) when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class M Note of such Series (or, as applicable, such sub-class of the Class M Notes of such Series) when and as the same ought to be paid in accordance with these Conditions in circumstances where:

           (i) the Issuer has the funds available to pay such amounts (after paying amounts of a higher order of priority and providing for amounts payable pari passu therewith) but does not, for any reason, pay such amounts; or

           (ii) the Issuer Swap Provider under the Issuer Swap Agreement entered into in relation to the Class M Notes of such Series (or, as applicable, such sub-class of the Class M Notes of such Series) has failed to pay the amount due by it to the Issuer (in circumstances where the Issuer has paid the amount due by it to such Issuer Swap Provider in full).

    (c) whilst any Class A Notes, Class B Notes or Class M Notes are outstanding, the Note Trustee may serve a Class C Note Acceleration Notice in accordance with Condition 9(D) at any time after the occurrence of a default being made for a period of seven Business Days in the payment of any amount of principal of any Class C Note of such Series (or, as applicable, such sub-class of the Class C Notes of such Series) when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class C Note of such Series (or, as applicable, such sub-class of the Class C Notes of such Series) when and as the same ought to be paid in accordance with these Conditions in circumstances where:

           (i) the Issuer has the funds available to pay such amounts (after paying amounts of a higher order of priority and providing for amounts payable pari passu therewith) but does not, for any reason, pay such amounts; or

           (ii) the Issuer Swap Provider under the Issuer Swap Agreement entered into in relation to the Class C Notes of such Series (or, as applicable, such sub-class of the Class C Notes of such Series) has failed to pay the amount due by it to the Issuer (in circumstances where the Issuer has paid the amount due by it to such Issuer Swap Provider in full); and

    (d) whilst any Class A Notes, Class B Notes, Class M Notes or Class C Notes are outstanding, the Note Trustee may serve a Class D Note Acceleration Notice in accordance with Condition 9(E) at any time after the occurrence of a default being made for a period of seven Business Days in the payment of any amount of principal of any Class D Note of such Series (or, as applicable, such sub-class of the Class D Notes of such Series) when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class D Note of such Series (or, as applicable, such sub-class of the Class D Notes of such Series) when and as the same ought to be paid in accordance with these Conditions in circumstances where:

           (i) the Issuer has the funds available to pay such amounts (after paying amounts of a higher order of priority and providing for amounts payable pari passu therewith) but does not, for any reason, pay such amounts; or

           (ii) the Issuer Swap Provider under the Issuer Swap Agreement entered into in relation to the Class D Notes of such Series (or, as applicable, such sub-class of the Class D Notes of such Series) has failed to pay the amount due by it to the Issuer (in circumstances where the Issuer has paid the amount due by it to such Issuer Swap Provider in full).

Following Service of Note Acceleration Notice

    For the avoidance of doubt, upon any Note Acceleration Notice being given by the Note Trustee in accordance with Condition 9(A), (B), (C), (E), or (F) all Notes of the relevant Series and Class shall immediately become due and payable, without further action or formality at their Principal Amount Outstanding together with accrued interest.

10. Enforcement of Notes

(A) Issuer Enforcement Notice

    Each of the Note Trustee and the Issuer Security Trustee may, at its discretion and without notice at any time and from time to time, take such steps and institute such proceedings against the Issuer or any other person as it may think fit to enforce the provisions of (in the case of the Note Trustee) the Notes or the Issuer Trust Deed (including these Conditions) or (in the case of the Issuer Security Trustee) the Issuer Deed of Charge or (in either case) any of the other Transaction Documents to which it is a party. The Note Trustee may, at its discretion and without notice, at any time after the occurrence of a Note Event of Default give notice (an "Issuer Enforcement Notice") to the Issuer, the Issuer Security Trustee and the Funding 2 Security Trustee declaring each Note of each Series to be due and payable (and they shall forthwith become due and payable). At any time after the service of an Issuer Enforcement Notice, the Issuer Security Trustee may, at its discretion and without notice take such steps as it may think fit to enforce the Issuer Security. The Note Trustee shall not be bound to serve an Issuer Enforcement Notice and neither the Note Trustee nor the Issuer Security Trustee shall be bound to take such steps or institute such proceedings unless:

    (subject in all cases to restrictions contained in the Issuer Trust Deed or, as the case may be, the Issuer Deed of Charge to protect the interests of any higher ranking class of Noteholders) it shall have been so directed by an Extraordinary Resolution of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders, the Class C Noteholders or the Class D Noteholders or so requested in writing by the Holders of at least one quarter in Principal Amount Outstanding of the Class A Notes, Class B Notes, Class M Notes, Class C Notes or Class D Notes or, in the case of the Issuer Security Trustee (subject to the restrictions contained in the Issuer Deed of Charge to protect the interests of any higher ranking class of Noteholders, it has been so directed by the Note Trustee acting on the instructions of an Extraordinary Resolution (as described in

        Condition 11) of the Noteholders of the relevant class or so requested by any other Issuer Secured Creditor; and

    it shall have been indemnified to its satisfaction.

    Amounts available for distribution after enforcement of the Issuer Security shall be distributed in accordance with the terms of the Issuer Deed of Charge.

    No Noteholder may institute any proceedings against the Issuer to enforce its rights under or in respect of the Notes or the Issuer Trust Deed or the Issuer Deed of Charge unless (1) the Note Trustee or the Issuer Security Trustee, as applicable, has become bound to institute proceedings and has failed to do so within 30 days of becoming so bound and (2) such failure is continuing; provided that, no Class B Noteholder, Class M Noteholder, Class C Noteholder or Class D Noteholder will be entitled to commence proceedings for the winding up or administration of the Issuer unless there are no outstanding Notes of a class with higher priority, or if Notes of a class with higher priority are outstanding, there is consent of Noteholders of not less than one quarter of the aggregate principal amount of the Notes outstanding (as defined in the Issuer Trust Deed) of the class or classes of Notes with higher priority. Notwithstanding the foregoing and notwithstanding any other provision of the Issuer Trust Deed, the right of any Noteholder to receive payment of principal and interest on its Notes on or after the due date for such principal or interest, or to institute suit for the enforcement of payment of that principal or interest, may not be impaired or affected without the consent of that Noteholder.

Following service of an Issuer Enforcement Notice

    For the avoidance of doubt, upon an Issuer Enforcement Notice being given by the Note Trustee in accordance with Condition 10(A), all Notes of each Series shall become immediately due and payable, without future action or formality at their Principal Amount Outstanding together with accrued interest.

Post Enforcement Call Option

    In the event that:

    the Issuer Security is enforced and the Issuer Security Trustee determines that (a) the proceeds of such enforcement, after distribution of such proceeds to the persons entitled thereto ranking in priority to the Notes under the Issuer Deed of Charge and to the Noteholders (to the extent entitled thereto), are insufficient to pay in full all principal and interest and other amounts whatsoever due in respect of the Notes and all other claims ranking pari passu therewith (b) such proceeds of enforcement have been so distributed in accordance with the terms of the Issuer Deed of Charge and (c) there are no further assets available to pay principal and interest and other amounts whatsoever due in respect of the Notes; or

    within 20 days following the Final Maturity Date of the latest maturing
        Note, the Issuer Security Trustee certifies that there is no further amount outstanding under the Global Intercompany Loan Agreement,

    then all interests in each Global Note Certificate will be automatically exchanged for equivalent interests in an equivalent amount of Notes in an equivalent Principal Amount Outstanding in Individual Note Certificates and each such Global Note Certificate will be cancelled on the date of such exchange.

    The Note Trustee is required, at the request of the Post Enforcement Call Option Holder, for the consideration of one penny per Note, to transfer or (as the case may be) procure transfer of all (but not some only) of the Notes to the Post Enforcement Call Option Holder pursuant to the option granted to it by the Note Trustee (as agent for the Noteholders) under the terms of the Issuer Post-Enforcement Call Option Agreement. Immediately upon such transfer, no such former Noteholder shall have any further interest in the Notes. Each of the Noteholders acknowledges that the Note Trustee has the authority and the power to bind the Noteholders in accordance with the terms and conditions set out in the Issuer Post-Enforcement Call Option Agreement and each Noteholder, by subscribing for or purchasing Notes, agrees to be so bound. The Note Trustee shall give notice of the exercise of such option to the Noteholders in accordance with Condition 14.

11. Meetings of Noteholders, Modifications and Waiver

(A) Meetings of Noteholders

    The Issuer Trust Deed contains provisions for convening meetings of Noteholders to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of any provision of these Conditions or the provisions of any of the Transaction Documents.

(1)     Class A Notes

        In respect of the Class A Notes the Issuer Trust Deed provides that:

        (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class A Notes of one Series only shall be deemed to have been duly passed if passed at a meeting of the holders of the Class A Notes of that Series;

        (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class A Notes of any two or more Series but does not give rise to a conflict of interest between the holders of such two or more Series of Class A Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of Class A Notes; and

        (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class A Notes of any two or more Series and gives or may give rise to a conflict of interest between the holders of such two or more Series of Class A Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Series of Class A Notes, it shall be passed at separate meetings of the holders of such two or more Series of Class A Notes.

(2)     Class B Notes

        In respect of the Class B Notes the Issuer Trust Deed provides that:

        (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class B Notes of one Series only shall be deemed to have been duly passed if passed at a meeting of the holders of the Class B Notes of that Series;

        (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class B Notes of any two or more Series but does not give rise to a conflict of interest between the holders of such two or more Series of Class B Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of Class B Notes; and

        (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class B Notes of any two or more Series and gives or may give rise to a conflict of interest between the holders of such two or more Series of Class B Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Series of Class B Notes, it shall be passed at separate meetings of the holders of such two or more Series of Class B Notes.

(3)     Class M Notes

        In respect of the Class M Notes the Issuer Trust Deed provides that:

        (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class M Notes of one Series only shall be deemed to have been duly passed if passed at a meeting of the holders of the Class M Notes of that Series;

        (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class M Notes of any two or more Series but does not give rise to a conflict of interest between the holders of such two or more Series of Class M Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of Class M Notes; and

        (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class M Notes of any two or more Series and gives or may give rise to a conflict of interest between the holders of such two or more Series of Class M Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Series of Class M Notes, it shall be passed at separate meetings of the holders of such two or more Series of Class M Notes.

(4)     Class C Notes

        In respect of the Class C Notes the Issuer Trust Deed provides that:

        (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class C Notes of one Series only shall be deemed to have been duly passed if passed at a meeting of the holders of the Class C Notes of that Series;

        (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class C Notes of any two or more Series but does not give rise to a conflict of interest between the holders of such two or more Series of Class C Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of Class C Notes; and

        (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class C Notes of any two or more Series and gives or may give rise to a conflict of interest between the holders of such two or more Series of Class C Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Series of Class C Notes, it shall be passed at separate meetings of the holders of such two or more Series of Class C Notes.

(5)     Class D Notes

        In respect of the Class D Notes the Issuer Trust Deed provides that:

        (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class D Notes of one Series only shall be deemed to have been duly passed if passed at a meeting of the holders of the Class D Notes of that Series;

        (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class D Notes of any two or more Series but does not give rise to a conflict of interest between the holders of such two or more Series of Class D Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of Class D Notes; and

        (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of the Class D Notes of any two or more Series and gives or may give rise to a conflict of interest between the holders of such two or more Series of Class D Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Series of Class D Notes, it shall be passed at separate meetings of the holders of such two or more Series of Class D Notes.


    Subject as provided in the following paragraph, the quorum at any meeting of the Noteholders of any one or more Series of Notes of the same Class convened to consider an Extraordinary Resolution will be two or more persons holding or representing more than half of the aggregate Principal Amount Outstanding of such one or more Series of Notes of the same Class or, at any adjourned meeting, two or more persons being or representing Noteholders of such one or more Series of Notes the same Class, whatever the aggregate Principal Amount Outstanding of the Notes so held or represented.

    The quorum at any meeting of the Noteholders for passing an Extraordinary Resolution which includes the sanctioning of a Basic Terms Modification shall be two or more persons holding or representing not less than three quarters of the aggregate Principal Amount Outstanding of the Notes of the relevant Series and Class or, at any adjourned and reconvened meeting, not less than one quarter of the aggregate Principal Amount Outstanding of the Notes of the relevant Series and Class.

    An Extraordinary Resolution passed at any meeting of Noteholders shall be binding on all of the Noteholders of the relevant Series and Class whether or not they are present at the meeting.

    In connection with any meeting of the Noteholders of more than one Series and Class where the Notes are not denominated in Sterling, the Principal Amount Outstanding of any Note not denominated in Sterling shall be converted into Sterling at the relevant Specified Currency Exchange Rate.

    A resolution signed by or on behalf of all the Noteholders of the relevant Series and Class who for the time being are entitled to receive notice of a meeting under the Issuer Trust Deed shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of such Series and Class of Noteholders.

Programme Resolution

    Notwithstanding the provisions of Condition 11(A), any Extraordinary Resolution of the Noteholders of any Class of Notes to direct the Note Trustee and/or the Issuer Security Trustee to take any enforcement action pursuant to Condition 10 (a "Programme Resolution") shall only be capable of being passed at a single meeting of the Noteholders of all Series of such Class of Notes. The quorum at any such meeting for passing a Programme Resolution shall be two or more persons holding or representing more than half of the aggregate Principal Amount Outstanding of the Notes of such Class or, at any adjourned and reconvened meeting, two or more persons being or representing Noteholders of such Class of Notes, whatever the aggregate Principal Amount Outstanding of such Class of Notes so held or represented by them.

    A Programme Resolution passed at any meeting of all Series of any Class of Notes shall be binding on all Noteholders of all Series of that Class of Notes, whether or not they are present or represented at the meeting.

Limitations on Noteholders

    Subject as provided in Condition 11(D):

an Extraordinary Resolution of the Class A Noteholders of any Series shall be binding on all Class B Noteholders (of any Series), all Class M Noteholders (of any Series), all Class C Noteholders (of any Series) and all Class D Noteholders (of any Series);

    no Extraordinary Resolution of the Class B Noteholders shall take effect for any purpose while any Class A Notes of any Series remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Noteholders of each Series;

    no Extraordinary Resolution of the Class M Noteholders of any Series shall take effect for any purpose while any Class A Notes or Class B Notes of any Series remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders and an Extraordinary Resolution of the Class B Noteholders, in each case of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Noteholders and/or the Class B Noteholders of each Series (as applicable);

    no Extraordinary Resolution of the Class C Noteholders of any Series shall take effect for any purpose while any Class A Notes, Class B Notes or Class M Notes of any Series remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders, an Extraordinary Resolution of the Class B Noteholders and an Extraordinary Resolution of the Class M Noteholders of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Noteholders, the Class B Noteholders and/or the Class M Noteholders of each Series (as applicable);

    no Extraordinary Resolution of Class D Noteholders of any Series shall take effect for any purpose while any Class A Notes, Class B Notes, Class M Notes or Class C Notes of any Series remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders, an Extraordinary Resolution of the Class B Noteholders, an Extraordinary Resolution of the Class M Noteholders and an Extraordinary Resolution of the Class C Noteholders, in each case of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and/or the Class C Noteholders of each Series (as applicable).

Approval of Modifications and Waivers by Noteholders

        No Extraordinary Resolution of the Noteholders of any one or more Series of Class A Notes to sanction a modification of, or any waiver or authorisation of any breach, or proposed breach of, any of the provisions of the Issuer Transaction Documents or the Conditions of such Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class B Noteholders, an Extraordinary Resolution of the Class M Noteholders, an Extraordinary Resolution of the Class C Noteholders and an Extraordinary Resolution of the Class D Noteholders, in each case of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders of each Series.

        After the Class A Notes have been fully redeemed, no Extraordinary Resolution of the Noteholders of any one or more Series of Class B Notes to sanction a modification of, or any waiver or authorisation of any breach, or proposed breach of, any of the provisions of the Issuer Transaction Documents or the Conditions of such Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class M Noteholders, an Extraordinary Resolution of the Class C Noteholders and an Extraordinary Resolution of the Class D Noteholders, in each case of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class M Noteholders, the Class C Noteholders and the Class D Noteholders of each Series.

        After the Class A Notes and Class B Notes have been fully redeemed, no Extraordinary Resolution of the Noteholders of any one or more Series of Class M Notes to sanction a modification of, or any waiver or authorisation of any breach, or proposed breach of, any of the provisions of the Issuer Transaction Documents or the Conditions of such Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class C Noteholders and an Extraordinary Resolution of the Class D Noteholders, in each case of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class C Noteholders and the Class D Noteholders of each Series.

    After the Class A Notes, Class B Notes and Class M Notes have been fully redeemed, no Extraordinary Resolution of the Noteholders of any one or more Series of Class C Notes to sanction a modification of, or any waiver or authorisation of any breach, or proposed breach of, any of the provisions of the Issuer Transaction Documents or the Conditions of such Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class D Noteholders, in each case of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class D Noteholders of each Series.

Modifications and Determinations by Note Trustee

    The Note Trustee may agree, without the consent of the relevant Series and Class of Noteholders:

    to any modification (other than a Basic Terms Modification) of, or to the waiver or authorisation of any breach or proposed breach of, the Conditions of one or more Series of a particular Class or Classes of Notes or any of the Transaction Documents which is not in the opinion of the Note Trustee, materially prejudicial to the interests of the Noteholders of any Series(2); or

    to determine that any Note Event of Default, which is not in the opinion of the Note Trustee, materially prejudicial to the interests of the Noteholders of one or more Series of a particular Class or Classes of Notes, shall not be treated as such; or

    to any modification of these Conditions or any of the Transaction
        Documents which, in the opinion of the Note Trustee, is of a formal, minor or technical nature or is to correct a manifest error or an error established as such to the satisfaction of the Note Trustee or is to comply with the mandatory provisions of law.

    Any such modification, waiver, authorisation or determination shall be binding on the Noteholders and, unless the Note Trustee agrees otherwise, any such modification shall be notified to the Noteholders and the Rating Agencies in accordance with Condition 14 as soon as practicable thereafter.

Redenomination

    The Note Trustee may agree, without the consent of the Holders of the Sterling Notes on or after the Specified Date (as defined below), to such modifications to the Sterling Notes and the Issuer Trust Deed in respect of redenomination of such Notes in euro and associated reconventioning, renominalisation and related matters in respect of such Notes as may be proposed by the Issuer (and confirmed by an independent financial institution approved by the Note Trustee to be in conformity with then applicable market conventions) and to provide for redemption at the euro equivalent of the sterling

-----------

(2) Should this be extended to cover all secured creditors?

principal amount of the Sterling Notes. For these purposes, "Specified Date" means the date on which the United Kingdom participates in the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community, as amended by the Treaty on European Union, or otherwise participates in European economic and monetary union in a manner with an effect similar to such third stage.

    Any such modification shall be binding on the Holders of the Sterling Notes and, unless the Note Trustee agrees otherwise, any such modification shall be notified to such Noteholders in accordance with Condition 14 as soon as practicable thereafter.

Exercise of Note Trustee's Functions

    Where the Note Trustee is required, in connection with the exercise of its powers, trusts, authorities, duties and discretions, to have regard to the interests of the Noteholders of a Series and Class of Notes, it shall have regard to the interests of such Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, the Note Trustee shall not have regard to, or be in any way liable for, the consequences of such exercise for individual Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory. In connection with any such exercise, the Note Trustee shall not be entitled to require, and no Noteholder shall be entitled to claim, from the Issuer or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders.

12. Indemnification of the Note Trustee and the Issuer Security Trustee

    The Transaction Documents contain provisions governing the responsibility (and relief from responsibility) of the Note Trustee and the Issuer Security Trustee and providing for their indemnification in certain circumstances, including, among others, provisions relieving the Issuer Security Trustee from taking enforcement proceedings or enforcing the Issuer Security unless indemnified to its satisfaction. The Note Trustee and the Issuer Security Trustee are also entitled to be paid its costs and expenses in priority to any interest payments to Noteholders.

    The Note Trustee and the Issuer Security Trustee and their related companies are entitled to enter into business transactions with the Issuer, the Issuer Cash Manager, Northern Rock plc and/or the related companies of any of them and to act as note trustee or security trustee for the Holders of any new Notes and/or any other person who is a party to any Transaction Document or whose obligations are comprised in the Issuer Security and/or any of its subsidiary or associated companies without accounting for any profit resulting therefrom.

    The Note Trustee and the Issuer Security Trustee will not be responsible for any loss, expense or liability which may be suffered as a result of any assets comprised in the Issuer Security, or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by clearing organisations or their operators or by intermediaries such as banks, brokers or other similar persons on behalf of the Note Trustee or the Issuer Security Trustee, as applicable.

    Furthermore, the Note Trustee and the Issuer Security Trustee will be relieved of liability for making searches or other inquiries in relation to the assets comprising the Issuer Security. The Note Trustee and the Issuer Security Trustee does not have any responsibility in relation to the legality and the enforceability of the trust arrangements and the related Issuer Security. Neither the Note Trustee nor the Issuer Security Trustee will be obliged to take any action which might result in its incurring personal liabilities.

Neither the Note Trustee nor the Issuer Security Trustee is obliged to monitor or investigate the performance of any other person under the Transaction Documents and is entitled to assume, until it has actual knowledge to the contrary, that all such persons are properly performing their duties, unless it receives express notice to the contrary.

    Neither the Note Trustee nor the Issuer Security Trustee will be responsible for any deficiency which may arise because it is liable to tax in respect of the proceeds of any Issuer Security.

13. Replacement of Notes

    If Individual Note Certificates are lost, stolen, mutilated, defaced or destroyed, the Noteholder can replace them at the Specified Office of any Paying Agent subject to all applicable laws and stock exchange requirements. The Noteholder will be required both to pay the expenses of producing a replacement and to comply with the Issuer's, the Registrar's and the Paying Agent's reasonable requests for evidence and indemnity.

    If a Global Note Certificate is lost, stolen, mutilated, defaced or destroyed, the Issuer will deliver a replacement Global Note Certificate to the registered holder upon receipt of satisfactory evidence and surrender of any defaced or mutilated Global Note Certificate. A replacement will only be made upon payment of the expenses for a replacement and compliance with the Issuer's, Registrar's and Paying Agents' reasonable requests as to evidence and indemnity.

    Defaced or mutilated Note Certificates must be surrendered before replacements will be issued.

14. Notice to Noteholders

(A) Publication of Notice

    Any notice to Noteholders shall be validly given if such notice is:

    sentto them by first class mail (or its equivalent) or (if posted to a non-UK address) by airmail at the respective addresses on the Register; and

    published in The Financial Times; and

    for so long as amounts are outstanding on the US Notes, in a daily newspaper of general circulation in New York (which is expected to be The New York Times);

    or, if any of such newspapers set out above shall cease to be published or timely publication therein shall not be practicable, in a leading English language daily newspaper having general circulation in the United Kingdom or the United States (as applicable) provided that if, at any time, the Issuer procures that the information concerned in such notice shall be published on the Relevant Screen, publication in the newspapers set out above or such other newspaper or newspapers shall not be required with respect to such information.

Date of Publication

    Any notices so published shall be deemed to have been given on the fourth day after the date of posting, or as the case may be, on the date of such publication or, if published more than once on different dates, on the first date on which publication shall have been made in the newspaper or newspapers in which (or on the Relevant Screen on which) publication is required.

Global Note Certificates

    While the Notes are represented by Global Note Certificates, any notice to noteholders will be validly given if such notice is provided in accordance with Condition 14(A) or (at the option of the Issuer) if delivered to DTC (in the case of the US Notes) or Euroclear and/or Clearstream, Luxembourg (in the case of the Reg S Notes). Any notice delivered to the DTC and/or Euroclear and/or Clearstream, Luxembourg will be deemed to be given on the day of delivery.

Note Trustee's Discretion to Select Alternative Method

    The Note Trustee shall be at liberty to sanction some other method of giving notice to the Noteholders or any Series or Class or category of them if, in its opinion, such other method is reasonable having regard to market practice then prevailing and to the requirements of the stock exchanges on which the Notes are then admitted for trading and provided that notice of such other method is given to the Noteholders in such manner as the Note Trustee shall require.

15. Further Issues

    The Issuer shall be at liberty from time to time, without the consent of the Noteholders, to create and issue further Notes of a certain Class having terms and conditions the same as the Notes of any Series of the same Class or the same in all respects save for the amount and date of the first payment of interest thereon, issue date and/or purchase price and so that the same shall be consolidated and form a single Series and Class with the outstanding Notes of such Series and Class.

16. Governing Law and Jurisdiction

    The Transaction Documents and the Notes are governed by English law unless specifically stated to the contrary. Certain provisions in the Transaction Documents relating to property situated in Scotland are governed by Scots law. Unless specifically stated to the contrary:

    the courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Notes and the Transaction Documents; and

    the Issuer and the other parties to the Transaction Documents irrevocably submit to the non-exclusive jurisdiction of the courts of England.

17. Contracts (Rights of Third Parties) Act 1999

    No person shall have any right to enforce any term or condition of the Notes under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

18. Definitions

    Unless otherwise defined in these Conditions or unless the context otherwise requires, in these Conditions the following words shall have the following meanings and any other capitalised terms used in these Conditions shall have the meanings ascribed to them or incorporated in the Issuer Trust Deed or the Issuer Master Definitions Schedule. The provisions of Clause 2 (Interpretation and Construction) of the Issuer Master Definitions Schedule are incorporated into and shall apply to these Conditions.

    "AAA Principal Deficiency Sub-Ledger" means the sub-ledger to the Principal Deficiency Ledger which specifically records any principal deficiency in respect of the AAA Loan Tranches;

    ["Accrual Yield" means, in respect of any Series and Class of Notes, the yield specified as such for such Notes in the applicable Note Supplement;]

    "Additional Business Centre" means, in respect of any Series and Class of Notes, each place specified as such for such Notes in the applicable Note Supplement;

    "Agents" means the Paying Agents, the Transfer Agent, the Registrar and the Agent Bank;

    "Agent Bank" means Citibank, N.A. in its capacity as agent bank at its Specified Office or such other person for the time being acting as agent bank under the Issuer Paying Agent and Agent Bank Agreement;

    "Asset Trigger Event" means the event that occurs when there is a positive balance on the AAA Principal Deficiency Sub-Ledger;

    "Authorised Holding" means, [?];

    "Authorised Investments" means (i) Sterling gilt-edged investments and
(ii) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) (which may include deposits in any account which earns a rate of interest related to LlBOR) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next following Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or entity with which the demand or time deposits are made (being an authorised institution under the Financial Services and Markets Act
2000) are rated at least "A-1+" by Standard & Poor's, "F1+" by Fitch and "P-1" by Moody's or which are otherwise acceptable to the Rating Agencies (if they are notified in advance) to maintain the then current ratings of the Notes;

    "Basic Terms Modification" means, in respect of any Series and Class of Notes any modification which would have the effect of:

         (a) reducing or cancelling of the amount payable or, where applicable, modifying, except where such modification is, in the opinion of the Note Trustee, bound to result in an increase, the method of calculating the amount payable or modifying the date of payment or, where applicable, altering the method of calculating the date of payment in respect of any principal or interest in respect of such Notes;

         (b) altering the currency in which payments under such Notes are to be made;

         (c) altering the quorum or majority required to pass an Extraordinary Resolution;

         (d) altering the priority in which payments are made to the noteholders of such Notes pursuant to any Issuer Priority of Payments (except in a manner determined by the Note Trustee not to be materially prejudicial to the interests of the Noteholders of such Notes);

         (e)   [other];

    "Broken Amount" means, in respect of any Series and Class of Notes, the amount specified as such (if any) for such Notes in the applicable Note Supplement;

    "Business Day" means a day which is:

        (a) a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in London and any Additional Business Centre specified in the applicable Note Supplement; and

        (b) in the case of any sum payable, either (1) in relation to any sum payable in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in the principal financial centre of the country of the relevant Specified Currency (if other than London and any Additional Business Centre) and which if the Specified Currency is Australian dollars or New Zealand dollars shall be Sydney and Auckland, respectively or (2) in relation to any Notes denominated or payable in euro, a day on which the Trans-European Automated RealTime Gross Settlement Express Transfer (TARGET) System (the "TARGET System") is open;

    "Cash Management Agreement" means the cash management agreement dated 26 March, 2001, among, among other, the Cash Manager, the Mortgages Trustee, Funding 2 and the Funding 2 Security Trustee, as described further in "Cash management for the mortgages trustee and Funding 2" in the Prospectus;

    "Cash Manager" means Northern Rock or such other person or persons for the time being acting, under the cash management agreement, as agent, inter alia, for the Mortgages Trustee, Funding 2 and (following enforcement of the Funding 2 Security) the Funding 2 Security Trustee for the purposes of, inter alia, managing all cash transactions and maintaining certain ledgers on behalf of the Mortgages Trustee, Funding and (following enforcement of the Funding 2 Security) the Funding 2 Security Trustee;

    "Class" or "class" means, in relation to the Notes or the Noteholders, the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes or the Class D Notes, as the context requires;

    "Class A Noteholders" means the Holders of the Class A Notes;

    "Class A Notes" means Notes of any Series designated as such in the applicable Note Supplement;

    "Class B Noteholders" means the Holders of the Class B Notes;

    "Class B Notes" means Notes of any Series designated as such in the applicable Note Supplement;

    "Class C Noteholders" means the Holders of the Class C Notes;

    "Class C Notes" means Notes of any Series designated as such in the applicable Note Supplement;

    "Class D Noteholders" means the Holders of the Class D Notes;

    "Class D Notes" means Notes of any Series designated as such in the applicable Note Supplement;

    "Class M Noteholders" means the Holders of the Class M Notes;

    "Class M Notes" means Notes of any Series designated as such in the applicable Note Supplement;

    "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme;

    "Closing Date" means the date on which the Issuer issues a Series of Notes to the Noteholders;

    "Commercial Business Day" has the meaning indicated in Condition 1(D);

    "Current Seller Share" means the amount of trust property beneficially owned by the Seller from time to time.

    "Designated Account" means the account (which, in the case of a payment in Japanese Yen to a nonresident of Japan, shall be a non-resident account) maintained by a holder with a Designated Bank and identified as such in the Register;

    "Designated Bank" means (in the case of payment in a Specified Currency other than euro) a bank in the principal financial centre of the country of such Specified Currency (which, if the Specified Currency is Australian dollars or New Zealand dollars, shall be Sydney and Auckland, respectively) and (in the case of a payment in euro) any bank which processes payments in euro;

    "Determination Period" means each period from (and including) a Determination Date to (but excluding) the next Determination Date (including, where either the Interest Commencement Date or the final Payment Date is not a Determination Date, the period commencing on the first Determination Date prior to, and ending on the first Determination Date falling after, such date).

    "Determination Date" means, in respect of any Series and Class of Notes, the date(s) specified as such for such Notes in the Note Supplement;

    "Distribution Date" means the date on which the mortgages trust terminates and the London Business Day determined by the Cash Manager falling no later than 6 business days after each Trust Determination Date;

    "Dollars", "US$", "US Dollars" or "$" means the lawful currency for the time being of the United States of America;

    "EURIBOR" means the Euro-zone inter-bank offered rate;

    "Euro", "euro" or "(euro)" means the currency of the member states of the European Union that adopt the single currency in accordance with the Treaty of Rome of 25 March 1957, establishing the European Community, as amended from time to time;

    "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System;

    "Extraordinary Resolution" means (a) a resolution passed at a meeting of the Noteholders of a particular Class duly convened and held in accordance with the provisions of the Issuer Trust Deed by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll or (b) a resolution in writing signed by or on behalf of all the Noteholders of a particular class, which resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders;

    "Final Maturity Date" means, in respect of any Series and Class of Notes, the date specified as such for such Notes in the applicable Note Supplement;

    "Fixed Coupon Amount" means, in respect of any Series and Class of Notes, the amount specified as such (if any) for such Notes in the applicable Note Supplement;

    "Funding 2" means Granite Finance Funding 2 Limited;

    "Funding 2 Deed of Charge" means the deed of charge entered into on or about the Initial Closing Date, as amended and restated from time to time, between, among others, Funding 2, the Funding 2 Security Trustee, the Issuer and the Note Trustee and each deed of accession or supplement entered into in connection therewith;

    "Funding 2 Program Date" or "Funding 2 Programme Date" means on or about [o] 2005;

    "Funding 2 Security" means the mortgages, charges, assignments, pledges and other security created by Funding 2 under or pursuant to the Funding 2 Deed of Charge in favour of the Funding 2 Security Trustee for the benefit of the secured creditors of Funding 2 as described under the Funding 2 Deed of Charge;

    "Funding 2 Security Trustee" means The Bank of New York and its successors or any other security trustee under the Funding 2 Deed of Charge);

    "Global Intercompany Loan" means, at any time, the aggregate of all Loan Tranches advanced under the Global Intercompany Loan Agreement;

    "Global Intercompany Loan Agreement" means the loan agreement entered into on or about the Funding 2 Programme Date between, among others, Funding 2, the Issuer and the Funding 2 Security Trustee;

    "Global Note Certificates" means the US Global Note Certificates and the Reg S Global Note Certificates;

    "Holder" has the meaning indicated in Condition 1(B);

    "Individual Note Certificates" means the note certificates representing the Notes while in definitive form;

    "Interest Commencement Date" means, in respect of any Series and Class of Notes, the Closing Date of such Notes or such other date as may be specified as such for such Notes in the applicable Note Supplement;

    "Interest Determination Date" means, in respect of any Series and Class of Notes, the date(s) specified as such (if any) for such Notes in the applicable Note Supplement;

    "Interest Period" means the period from (and including) a Payment Date (or the Interest Commencement Date) to (but excluding) the next (or first) Payment Date.

    "ISDA Definitions" means the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and as amended and updated as at the [Closing] Date of the first Series of Notes;

    "Issuer" means Granite Master Issuer plc;

    "Issuer Account Bank" means [Citibank, N.A., situated at 5 Carmelite Street, London EC4Y 0PA] or such other person for the time being acting as account bank to the Issuer under the Issuer Bank Account Agreement;

    "Issuer Available Principal Receipts" means:

    (a) prior to enforcement of the Issuer Security, for the Issuer in respect of any Payment Date, an amount calculated by the Issuer Cash Manager on the Distribution Date immediately preceding that Payment Date equal to the sum:

        (i) of all principal receipts to be repaid by Funding 2 to the Issuer under the Global Intercompany Loan Agreement or that Payment Date; and

        (ii) in so far as needed to make an Issuer Reserve Principal Payment, any amount available to be drawn under the Issuer Reserve Fund less any amounts to be applied on the relevant Payment Date in payment of interest or expenses under the Issuer Pre-Enforcement Revenue Priority of Payments, plus any amounts to be credited to the Issuer Reserve Ledger under the Issuer Pre-Enforcement Principal Priority of payments on the relevant Payment Date.

    (b) following enforcement of the Issuer Security, for the Issuer in respect of any Payment Date the sum calculated by or on behalf of the Issuer Security Trustee on the Distribution Date immediately preceding such Payment Date as the amount to be repaid by Funding 2 to the Issuer under the Global Intercompany Loan Agreement during the relevant Interest Period and/or the sum otherwise recovered by the Issuer Security Trustee (or the receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;

    "Issuer Available Revenue Receipts" means for the Issuer in respect of any Payment Date an amount calculated by the Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to the sum of:

    (a) interest, fees and any other amount (excluding principal) paid by Funding 2 on the relevant Payment Date in respect of the Global Intercompany Loan;

    (b) amounts received by the Issuer under or in accordance with the Issuer Swap Agreements (excluding Swap Collateral standing to the credit of the Issuer Swap Collateral Accounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Issuer in the purchase of one or more replacement hedge transactions) received by the Issuer under the Issuer Swap Agreements;

    (c) interest payable on the Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Issuer Bank Accounts in each case which has been or will be received on or before the relevant Payment Date; and

    (d) the amounts available to be drawn under the Issuer Reserve Fund, subject to any limits or conditions or the purposes for which the Issuer Reserve Funding may be utilised;

    "Issuer Bank Accounts" means the Issuer Transaction Account and also includes any additional or replacement bank account opened in the name of the Issuer from time to time with the prior written consent of the Issuer Security Trustee and the Rating Agencies;

    "Issuer Bank Account Agreement" means the bank account agreement entered into on or about the Funding 2 Programme Date between the Issuer, the Issuer Cash Manager, the Issuer Account Bank and the Issuer Security Trustee;

    "Issuer Cash Management Agreement" means the cash management agreement entered into on or about the Funding 2 Programme Date among the Issuer Cash Manager, the Issuer and the Issuer Security Trustee;

    "Issuer Corporate Services Agreement" means the corporate services agreement entered into on or about the Funding 2 Programme Date between, among others, the Issuer Corporate Services Provider, Holdings, the Post Enforcement Call Option Holder and the Issuer, for the provision by the Issuer Corporate Services Provider of certain corporate services;

    "Issuer Corporate Services Provider" means Law Debenture Corporate Services Limited or such other person for the time being acting as corporate services provider to the Issuer under the Issuer Corporate Services Agreement;

    "Issuer Deed of Charge" means the deed of charge entered into on or about the Funding 2 Program Date, as amended and restated from time to time, between, among others, the Issuer and the Issuer Security Trustee and each deed of accession or supplement entered into in connection therewith;

    "Issuer Enforcement Notice" has the meaning indicated in Condition 10(A);

    "Issuer Master Definitions Schedule" means the master definitions schedule in connection with the Issuer dated on or about the Funding 2 Program Date setting out, among other things, definitions which apply to certain Transaction Documents;

    "Issuer Paying Agent and Agent Bank Agreement" means the paying agent and agent bank agreement entered into on or about the Funding 2 Program Date between the Issuer, the Principal Paying Agent, the Paying Agents, the Transfer Agent, the Registrar, the Agent Bank, the Issuer Security Trustee and the Note Trustee;

    "Issuer Post-Enforcement Call Option Agreement" means the post enforcement call option agreement entered into on or about the Funding 2 Program Date between the Issuer, the Post Enforcement Call Option Holder and the Note Trustee;

    "Issuer Post-Enforcement Priority of Payments" means the provisions and the order of priority of payments in which all Issuer Available Revenue Receipts, Issuer Available Principal Receipts and all other monies, income, receipts and recoveries received by or on behalf of the Issuer or the Issuer Security Trustee or any receiver of the Issuer and the proceeds of enforcement of the Issuer Security are to be applied following an enforcement of the Issuer Security as set out in a schedule to the Issuer Deed of Charge, as the same may be amended, varied or superseded from time to time in accordance with the terms of the Issuer Deed of Charge;

    "Issuer Pre-Enforcement Principal Priority of Payments" means the provisions and the order of priority of payments in which the Issuer Available Principal Receipts will be applied until enforcement of the Issuer Security as set out in a schedule to the Issuer Cash Management Agreement;

    "Issuer Pre-Enforcement Revenue Priority of Payments" means the provisions and the order of priority of payments in which the Issuer Available Revenue Receipts will be applied until enforcement of the Issuer Security and as set out in a schedule to the Issuer Cash Management Agreement;

    "Issuer Secured Creditors" means the Issuer Security Trustee (and any receiver appointed under the Issuer Deed of Charge), the Note Trustee, the Issuer Swap Providers, any Start-Up Loan Provider, the Issuer Corporate Services Provider, the Issuer Account Bank, the Issuer Cash Manager, the Paying Agents, the Agent Bank, the Transfer Agent, the Registrar and the Noteholders and any new Issuer Secured Creditor who accedes to the Issuer Deed of Charge from time to time under a Deed of Accession or a supplemental deed;

    "Issuer Security" means the security created by the Issuer pursuant to the Issuer Deed of Charge;

    "Issuer Security Trustee" means The Bank of New York and its successors or any further or other security trustee under the Issuer Deed of Charge, as trustee for the Issuer Secured Creditors;

    "Issuer Swap Agreements" means the ISDA master agreements, schedules thereto and confirmations thereunder relating to the currency and/or interest rate swaps to be entered into on or about each Closing Date, and any credit support annexes or other credit support documents entered into at any time, as amended from time to time, among the Issuer and the applicable Issuer Swap Provider and/or any credit support provider and includes any additional and/or replacement Issuer Swap Agreement entered into by the Issuer from time to time in connection with the Notes;

    "Issuer Swap Collateral" means any asset (including, without limitation, cash and/or securities) paid or transferred to the Issuer by an Issuer Swap Provider in accordance with the terms of the relevant Issuer Swap Agreement as collateral to secure the performance of that Issuer Swap Provider's obligations under the relevant Issuer Swap Agreement together with any income or distributions received in respect of such asset and any equivalent of or replacement of such asset into which such asset is transformed;

    "Issuer Swap Collateral Accounts" means the Issuer Swap Collateral Cash Account and the Issuer Swap Collateral Securities Account;

    "Issuer Swap Collateral Ancillary Document" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Issuer Swap Agreements, the Issuer Cash Management Agreement and the Issuer Deed of Charge) as may be entered into by the Issuer from time to time in connection with the Issuer Swap Collateral;

    "Issuer Swap Collateral Cash Account" means an account opened in the name of the Issuer for the purpose of holding Swap Collateral in cash and maintained in accordance with the terms of the Issuer Cash Management Agreement;

    "Issuer Swap Collateral Securities Account" means a securities account opened in the name of the Issuer for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Issuer Cash Management Agreement;

    "Issuer Swap Providers" means the institutions identified in respect of each Issuer Swap Agreement in the Note Supplement related to the relevant Series and Class of Notes;

    "Issuer Transaction Account" means the day to day bank accounts of the Issuer, held with the Issuer Account Bank as at the Funding 2 Program Date or that may be opened, with the prior approval of the Issuer Security Trustee, after the Closing Date;

    "Issuer Trust Deed" means the trust deed entered into on or about the Funding 2 Program Date between the Issuer and the Note Trustee, among other things, constituting the Notes;

    "LIBOR" means the London inter-bank offered rate;

    "Listed Notes" means each Series and Class of Notes which is admitted to the official list maintained by the UK Listing Authority and admitted to trading on the London Stock Exchange's market for listed securities;

    "London Business Day" means a day (other than a Saturday or Sunday or public holiday) on which banks are generally open for business in London;

    "Margin" means, in respect of any Series and Class of Notes, the amount specified as such for such Notes in the applicable Note Supplement;

    "Maximum Rate of Interest" means, in respect of any Series and Class of Notes, the rate of interest specified as such for such Notes in the applicable Note Supplement;

    "Minimum Rate of Interest" means, in respect of any Series and Class of Notes, the rate of interest specified as such for such Notes in the applicable Note Supplement;

    "Minimum Seller Share" means an amount included in the Seller Share which is calculated in accordance with the Mortgages Trust Deed;

    "Mortgages Trust" means the trust of the trust property held by the Mortgages Trustee under the Mortgages Trust Deed;

    "New York Business Day" means a day (other than a Saturday, Sunday or a public holiday) on which banks are generally open for business in the City of New York;

    "Non-Asset Trigger Event" means any of the following events: (a) an Insolvency Event occurs in relation to the Seller, (b) the role of the Seller as Administrator under the Administration Agreement is terminated and a new Administrator is not appointed within 60 days, or (c) on the Distribution Date immediately succeeding a Seller Share Event Distribution Date, the Current Seller Share is equal to or less than the Minimum Seller Share (determined using the amounts of the Current Seller Share and Minimum Seller Share that would exist after making the distributions of mortgages trustee principal receipts due on that Distribution Date on the basis that the Cash Manager assumes that those mortgages trustee principal receipts are distributed in the manner described under "- Mortgages trustee allocation and distribution of mortgages trustee principal receipts prior to the occurrence of a trigger event" in the Prospectus);

    "Note Acceleration Notice" means any or all of a Class A Note Acceleration Notice, a Class B Note Acceleration Notice, a Class M Note Acceleration Notice, a Class C Note Acceleration Notice and a Class D Note Acceleration Notice;

    "Note Certificates" means any Global Note Certificates or Individual Note Certificates;

    "Note Determination Date" means the Distribution Date immediately preceding each Payment Date;

    "Note Principal Payment" has the meaning indicated in Condition 5(C);

    "Note Trustee" means The Bank of New York and its successors or any further or other note trustee under the Issuer Trust Deed, as trustee for the Noteholders;

    "Noteholders" means the Holders for the time being of the Notes;

    "Notes" means the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes and the Class D Notes;

    "Note Supplement" means, in relation to a Series of US Notes, the applicable Prospectus Supplement and/or the applicable Pricing Supplement and, in relation to a Series of Reg S Notes, the applicable Pricing Supplement;

    "Paying Agents" means the Principal Paying Agent and the US Paying Agent, together with any further or other paying agents for the time being appointed under the Issuer Paying Agent and Agent Bank Agreement;

    "Payment Business Day" means a day which is:

    a day on which a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in:

        the relevant place of presentation;

        London

        any Additional Financial Centre specified in the applicable Note Supplement; and

    either (1) in relation to any sum payable in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in the principal financial centre of the country of the relevant Specified Currency (if other than London and any Additional Business Centre) and which if the Specified Currency is Australian dollars or New Zealand dollars shall be Sydney and Auckland, respectively or (2) in relation to any Notes denominated or payable in euro, a day on which the Trans-European Automated RealTime Gross Settlement Express Transfer (TARGET) System is open; and

    in the case of any payment in respect of a Global Note denominated in a Specified Currency other than US dollars and registered in the name of DTC or its nominee and in respect of which an accountholder of DTC (with an interest in such Global Note) has elected to receive any part of such payment in US dollar, a day on which commercial banks are not authorised or required by law or regulation to be closed in New York;

    "Post Enforcement Call Option Holder" means GPCH Limited;

    "Pricing Supplement" means, in relation to any Series of Listed Notes, the pricing supplement issued in relation to such Series of Listed Notes as a supplement to the Offering Circular and giving details of such Series of Notes;

    "Principal Amount Outstanding" has the meaning indicated in Condition 5(C);

    "Principal Paying Agent" means [ ] in its capacity as principal paying agent at its Specified Office or such other person for the time being acting as principal paying agent under the Issuer Paying Agent and Agent Bank Agreement;

    "Prospectus Supplement" means, in relation to any Series of US Notes, the prospectus supplement issued in relation to such Series of US Notes as a supplement to the Prospectus and giving details of such Series of US Notes;

    "Rate of Interest" and "Rates of Interest" means, in respect of any Series and Class of Notes, the rate or rates (expressed as a percentage per annum) on interest payable in respect of such Notes specified in the applicable Note Supplement or calculated and determined in accordance with the applicable Note Supplement;

    "Rating Agencies" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc., Moody's Investors Service Limited and Fitch Ratings Ltd.;

    ["Reference Price" means, in respect of any Series and Class of Notes, the price specified as such for such Notes in the applicable Note Supplement;]

    "Reference Rate" means, in respect of any Series of Notes, the rate specified as such for such Notes in the applicable Note Supplement;

    "Reg S" means Regulation S under the United States Securities Act of 1933, as amended;

    "Reg S Notes" means each Series and Class of Listed Notes that are not US Notes;

    "Reg S Global Note Certificates" means the note certificates representing the [o] Notes while in global form;

    "Register" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

    "Registrar" means Citibank, N.A. in its capacity as registrar at its Specified Office or such other person for the time being acting as registrar under the Issuer Paying Agent and Agent Bank Agreement;

    "Relevant Screen" means a page of the Reuters service or Bloomberg service, or any other medium for electronic display of data as may be previously approved in writing by the Note Trustee and has been notified to Noteholders in the manner set out in Condition 14;

    "Relevant Screen Page" means, in respect of any Series and Class of Notes, the screen page specified as such for such Notes in the applicable Note Supplement;

    "Security Interest" means any mortgage or sub-mortgage, standard security, charge or sub-charge (whether legal or equitable), encumbrance, pledge, lien, hypothecation, assignment by way of security or other security interest or title retention arrangement and any agreement, trust or arrangement having substantially the same economic or financial effect as any of the foregoing (other than a lien arising in the ordinary course of business or by operation of law);

    "Seller Share" means the Current Seller Share of the trust property calculated as set forth in the Mortgages Trust Deed;

    "Seller Share Event" means an event that will occur if, on a Distribution Date, (i) the result of the calculation of the Current Seller Share on that Distribution Date would be equal to or less than the Minimum Seller Share for such Distribution Date (determined using the amounts of the Current Seller Share and Minimum Seller Share that would exist after making the distributions of mortgages trustee principal receipts due on that Distribution Date on the basis that the Cash Manager assumes that those mortgages trustee principal receipts are distributed in the manner described under "- Mortgages trustee allocation and distribution of mortgages trustee principal receipts prior to the occurrence of a trigger event") in the Note, and (ii) a Seller Share Event has not occurred on the immediately preceding Distribution Date);

    "Seller Share Event Distribution Date" means a Distribution Date on which a Seller Share Event occurs;

    "Series" means, subject to Condition 15, in relation to the Notes, all Notes of any Class issued on a given day;

    "Series and Class" means, a particular Class of Notes of a given Series or, where such Class of such Series comprises more than one sub-class, "Series and Class" means a particular sub-class of such Class;

    "Specified Currency" means, in respect of any Series and Class of Notes, the currency or currencies specified as such for such Notes in the applicable Note Supplement;

    "Specified Currency Exchange Rate" means, in relation to a Series and Class of Notes, the exchange rate specified in the Issuer Swap Agreement relating to such Series and Class of Notes or, if the Issuer Swap Agreement has been terminated, the applicable spot rate;

    "Specified Date" has the meaning indicated in Condition 11(F);

    "Specified Denomination" means, in respect of any Series and Class of Notes, the denomination specified as such for such Notes in the applicable Note Supplement;

    "Specified Office" means, the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Issuer and the Note Trustee pursuant to the Issuer Paying Agent and Agency Bank Agreement;

    "Specified Period" means, in respect of any Series and Class of Notes, the period expressed as the Specified Period for such Notes in the applicable Note Supplement;

    "Sterling", "Pounds Sterling" or "(GBP)" means the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland;

    "Sterling Notes" means each Series and Class of Notes denominated in Sterling;

    "sub-unit" means, with respect to any currency other than Sterling, the lowest amount of such currency that is available as legal tender in the country of such currency and, with respect to Sterling, one pence.

    "Transaction Documents" means the Issuer Corporate Services Agreement, the Global Intercompany Loan Agreement, the Funding 2 Deed of Charge, the Issuer Bank Account Agreement, the Issuer Deed of Charge, the Issuer Trust Deed, the Issuer Paying Agent and Agent Bank Agreement, the Issuer Cash Management Agreement, the Issuer Post-Enforcement Call Option Agreement, the Issuer Swap Agreements, any Issuer Swap Collateral Ancillary Document, the Issuer Master Definitions Schedule, the Mortgages Trustee Guaranteed Investment Contract, the Funding 2 Guaranteed Investment Contract and such other related documents which are referred to in the terms of the above documents;

    "Transfer Agent" means Citibank, N.A. in its capacity as transfer agent at its Specified Office or such other person for the time being acting as transfer agent under the Issuer Paying Agent and Agent Bank Agreement;

    "Trigger Event" means an Asset Trigger Event or a Non-Asset Trigger Event, as the case may be;

    "Trust Determination Date" means the first day (or, if not a London Business Day, the next succeeding London Business Day) of each calendar month;

    "UK Listing Authority" means the Financial Services Authority in its capacity as competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000, as amended;

    "US Global Note Certificates" means the note certificates representing the US Notes while in global form;

    "US Notes" means each Series and Class of Listed Notes which is registered with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended;

    "US Paying Agent" means Citibank, N.A., acting in its capacity as US paying agent through its New York office or such other person for the time being acting as US paying agent under the Issuer Paying Agent and Agent Bank Agreement.